                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /
    Check the appropriate box:

    / /  Preliminary Proxy Statement
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.142-12

                                CLARCOR Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                CLARCOR Inc.
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
/ /  Fee   computed  on   table  below   per  Exchange   Act  Rules  14a-6(i)(4)
     and 0-11

     1) Title of each class of securities to which transaction applies:

     ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

     ------------------------------------------------------------------------
* Set forth the amount on which the filing fee is calculated and state how it was determined.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                                     [LOGO]

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of CLARCOR Inc. (the "Company") will be held at The University of Illinois College of Medicine at Rockford, 1601 Parkview Ave., Rockford, Illinois 61107, on Thursday, March 31, 1994 at 6:00 P.M., Central Standard Time, for the following purposes:

        1.To elect three Directors for a term of three years each;

        2.To  consider  and  act  upon  the  adoption  of  the  Company's   1994
    Incentive Plan; and

        3.To   transact  such  other  business   as  may  properly  come  before
    the meeting or any adjournment thereof.

    Only holders of Common Stock of record at the close of business on Thursday, February 17, 1994 will be entitled to vote at the meeting or any adjournment thereof.

    Whether or not you plan to attend the meeting, you are requested to sign and date the enclosed proxy and return it promptly in the envelope enclosed for that purpose.

                                      MARSHALL C. ARNE
                                      SECRETARY

                  PLEASE SIGN AND DATE THE ACCOMPANYING PROXY
                             AND MAIL IT PROMPTLY.

Rockford, Illinois
February 24, 1994

                                  CLARCOR INC.
                               2323 SIXTH STREET
                                 P.O. BOX 7007
                            ROCKFORD, ILLINOIS 61125
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of CLARCOR Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held at The University of Illinois College of Medicine at Rockford, 1601 Parkview Ave., Rockford, Illinois 61107, on Thursday, March 31, 1994 at 6:00 P.M., Central Standard Time, for the purposes set forth in the Notice of Annual Meeting. This Proxy Statement and the accompanying proxy will be mailed to shareholders on February 24, 1994.

    A shareholder who gives a proxy may revoke it at any time before it is voted by giving written notice of the termination thereof to the Secretary of the Company, by filing with him another proxy or by attending the Annual Meeting and voting his or her shares in person. All valid proxies delivered pursuant to this solicitation, if received in time and not revoked, will be voted. If no specifications are given by the shareholder executing the proxy card, valid proxies will be voted to elect the three persons nominated for election to the Board of Directors listed on the proxy card enclosed herewith, to approve the adoption of the Company's 1994 Incentive Plan and, in the discretion of the appointed proxies, upon such other matters as may properly come before the meeting.

    As of February 17, 1994, the Company had outstanding 14,828,169 shares of Common Stock and each outstanding share is entitled to one vote on all matters to be voted upon. Only holders of Common Stock of record at the close of business on February 17, 1994 will be entitled to notice of and to vote at the meeting. A majority of the shares of Common Stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum for purposes of the Annual Meeting.

                             ELECTION OF DIRECTORS

NOMINEES FOR ELECTION TO THE BOARD

    At the Annual Meeting three directors are to be elected. Proxies will be voted for the election of Messrs. J. Marc Adam, Dudley J. Godfrey, Jr., and Stanton K. Smith, Jr. unless the shareholder signing such proxy withholds authority to vote for one or more of these nominees in the manner described on the proxy. If a quorum is present at the meeting, the three candidates for director receiving the greatest number of votes will be elected. Withholding authority to vote for a director nominee will not prevent such director nominee from being elected. Messrs. Adam, Godfrey, and Smith are directors of the Company previously elected by its shareholders whose terms in office expire this year. If elected, Messrs. Adam, Godfrey, and Smith will hold office for a three year period ending in 1997 or until their respective successors are duly elected and qualified.

    In the event that any of the nominees should for some reason, presently unknown, fail to stand for election, the persons named in the enclosed form of proxy intend to vote for substitute nominees.

INFORMATION CONCERNING NOMINEES AND DIRECTORS

                                                        YEAR TERM AS
                                        DIRECTOR          DIRECTOR
        NAME               AGE            SINCE            EXPIRES
- ---------------------  -----------  -----------------  ---------------
*J. Marc Adam                  55      March 23, 1991       1997
    Group  Vice  President,  3M  Medical  Products  Group,  St.  Paul,
    Minnesota. He was elected  International Vice President,  Consumer
    Products  Group in  February 1986, Group  Vice President, Consumer
    Products Group  in  May 1986,  Group  Vice President,  Consumer  &
    Advertising   Markets  Group  in  January   1991  and  Group  Vice
    President, Medical  Products  Group in  September  1991. 3M  is  a
    diversified  manufacturer.  Mr.  Adam  is  a  Director  of  the 3M
    Foundation and the Health Industry Manufacturers Association.
*Dudley  J.  Godfrey,
Jr.                            67      March 26, 1988          1997
    President  of the  law firm  of Godfrey  & Kahn,  S.C., Milwaukee,
    Wisconsin. Mr. Godfrey has been a  member of Godfrey & Kahn  since
    1957.  He is  a Director of  Manpower, Inc. and  other closely and privately held corporations. He is  a member of the University  of
    Michigan Law School Board of Visitors.
*Stanton   K.  Smith,
Jr.                            63      March 21, 1970          1997
    Vice Chairman, CMS  Energy Corporation,  Dearborn, Michigan  since
    December  1991. From 1988 to 1991  he served as President and from
    1987 to 1988 he served as Vice Chairman. CMS Energy Corporation is a utility and  energy holding  company. He  is a  Director of  CMS
    Energy  Corporation,  Consumers Power  Company,  Michigan National
    Corporation and Michigan National Bank.
 Milton R. Brown               62   November 29, 1990          1996
    Chairman, President and Chief Executive Officer, Suntec Industries
    Incorporated, Rockford,  Illinois, since  1984. Suntec  Industries manufactures fuel units, solenoid valves, and hydraulic pumps. Mr.
    Brown  is a Director  of AMCORE Financial,  Inc., Elco Industries,
    Inc., Suntec  Industries  Incorporated and  Suntec  Industries  --
    France.
 Frank A. Fiorenza             60      March 31, 1990          1996
    Retired  President and  Chief Operating  Officer, Elco Industries,
    Inc., Rockford, Illinois. Mr. Fiorenza  was employed by Elco  from
    1959 to 1991. Elco Industries, Inc. is a diversified manufacturer.
    Mr. Fiorenza is a Director of AMCORE Financial, Inc.
 Don A. Wolf                   64      March 28, 1987          1996
    Retired   President   and   Chief   Executive   Officer,  Hardware
    Wholesalers, Inc., Fort Wayne, Indiana. Hardware Wholesalers, Inc.
    is  a  wholesaler  of  hardware,  plumbing  supplies,   electrical
    apparatuses,  and construction products. Mr. Wolf is a Director of the Fort Wayne National Bank.
 Carl J. Dargene               63       April 1, 1989          1995
    President and  Chief Executive  Officer, AMCORE  Financial,  Inc.,
    Rockford,  Illinois since February 1986. AMCORE Financial, Inc. is a bank  holding  company. Mr.  Dargene  is a  Director  of  AMCORE
    Financial,  Inc.,  Elco  Industries,  Inc.  and  Woodward Governor
    Company.
 Lawrence E. Gloyd             61      March 31, 1984          1995
    Chairman, President and Chief Executive Officer, CLARCOR Inc.  Mr.
    Gloyd  was elected Chairman, President and Chief Executive Officer in March  1991.  He  was elected  President  and  Chief  Operating
    Officer in 1986 and President and Chief Executive Officer in March
    1988.  Mr. Gloyd is  a Director of  AMCORE Financial, Inc., Thomas
    Industries, Inc. and G.U.D. Holdings Ltd.
 Richard A. Snell              52      March 28, 1992       1995
    President and Chief  Executive Officer,  Tenneco Automotive  since
    1993.  He served as Senior Vice President, Tenneco Automotive from
    1987 to 1993; General  Manager, Walker Manufacturing Company  from
    1989  to 1993;  and General  Manager of  Tenneco Automotive Retail
    from 1987  to  1989. Tenneco  Automotive  is a  producer  of  ride control  and  exhaust  systems  and  non-asbestos  brake  friction products.

- --------------------------
* Nominees for election to terms expiring in 1997.

DUTIES OF BOARD OF DIRECTORS

    The Board of Directors has the responsibility to serve as the trustee for the shareholders. It also has the responsibility for establishing broad corporate policies and for the overall performance of the Company. However, the Board is not involved in day-to-day operating details. Members of the Board are kept informed of the Company's business through discussion with the Chief Executive Officer and other officers, by reviewing analyses and reports sent to them each month and by participating in Board and committee meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

    During fiscal 1993, the standing committees of the Board of Directors were the Executive, Audit, and Compensation & Stock Option Committees.

    The Executive Committee exercises all powers and authority of the Board of Directors when the Board is not in session, except that the Executive Committee may not authorize certain major corporate actions such as amendments of the Company's Restated Certificate of Incorporation or By-laws, mergers or the sale of substantially all of the assets of the Company or the payment of dividends. The primary functions of the Executive Committee include review and recommendations with respect to mergers and acquisitions, divestitures, major expenditures and long-range planning. The Executive Committee is also responsible for recommending qualified individuals for nomination to fill vacancies on the Board. The full Board may accept or reject the Committee's recommendations. No procedures have been established for the consideration by the Executive Committee of nominees recommended by shareholders of the Company. The Executive Committee did not meet during fiscal 1993. The present members of the Executive Committee are Messrs. J. Marc Adam, Carl J. Dargene, Dudley J. Godfrey, Jr., Lawrence E. Gloyd, Stanton K. Smith, Jr., and Don A. Wolf.

    The Audit Committee consists of four directors who are not officers of the Company. It is the responsibility of the Audit Committee to recommend the selection of independent auditors and to review audits, proposals and other services as performed by the independent auditors. The Committee also reviews the activities and findings of the internal audit staff and discusses the Company's system of internal controls with the Company's independent auditors. The Audit Committee met two times during fiscal 1993. The present members of the Committee are Messrs. Milton R. Brown, Frank A. Fiorenza, Dudley J. Godfrey, Jr. and Stanton K. Smith, Jr.

    The Compensation & Stock Option Committee determines the compensation of key officers and employees. It reviews and administers the Company's 1984 Stock Option Plan (and will administer the 1994 Incentive Plan referred to herein if such Plan is adopted) and makes recommendations to the Board regarding the granting of stock options to certain officers and key employees of the Company. The Committee met three times during fiscal 1993. The present members of the Committee are Messrs. J. Marc Adam, Carl J. Dargene, Richard A. Snell and Don A. Wolf.

MEETINGS AND FEES OF THE BOARD OF DIRECTORS

    The Board of Directors held five meetings during fiscal 1993. All of the Company's directors attended at least 75% of the total number of meetings of the Board of Directors and Committees of the Board of which they are members.

    In fiscal 1993, Directors who were not employees of the Company ("Non-employee Directors") received an annual retainer of $17,500 and fees of $850 for each meeting of the Board of Directors and each separate Committee meeting attended and reimbursement for travel expenses related to attendance at Board and Committee meetings. Non-employee Directors who are Chairmen of Committees received an additional annual fee of $2,500 in fiscal 1993.

    Non-employee Directors who retire from the Board with at least 10 years service as a Director of the Company receive annually an amount equal to the annual retainer paid to Directors at the time of his retirement. Such payments will continue for a term equal to the number of years the retired Director served on the Company's Board but ending, in any event, on such retiree's death.

    Pursuant to the Company's Deferred Compensation Plan for Directors, a Non-employee Director may elect to defer receipt of the director's fees to which he is entitled and to be paid the amounts so deferred, plus interest thereon at the prime rate announced quarterly by The First National Bank of Chicago, either when the participant ceases being a director of the Company or upon his retirement from his principal occupation or at the time the participant reaches a specified age. Mr. Smith elected to defer $12,650 of the fees payable to him during fiscal 1993.

    The Board has adopted a Directors' Restricted Stock Compensation Plan. Under this Plan, in lieu of the annual retainer otherwise payable, on the date a person first becomes a Non-employee Director such person receives a grant of shares of the Company's Common Stock with an aggregate fair market value equal to five times the amount of the annual retainer for Non-employee Directors. 20% of these shares are vested and non-forfeitable on the date of grant. An additional 20% becomes non-forfeitable in each of the succeeding years, provided that the grantee remains a Director. Until the fifth anniversary of the grant the shares are non-transferable except upon death such shares are transfer-able by will or the laws of descent and distribution. As of January 1, 1994, Messrs. Dargene, Fiorenza, Godfrey, Smith and Wolf have each received grants of 5,421 shares under this Plan. Mr. Brown has received a grant of 5,131, Mr. Adam 4,999 and Mr. Snell 4,070 shares under the Plan. These share amounts reflect the 3 for 2 stock split in the form of a stock dividend paid by the Company on February 14, 1992. If the 1994 Incentive Plan is adopted, the Directors' Restricted Stock Compensation Plan will be incorporated into the 1994 Incentive Plan. See "Approval of 1994 Incentive Plan -- Description of the 1994 Plan."

    Under the 1994 Incentive Plan, if adopted, beginning on the date of the 1994 Annual Meeting of Shareholders, Non-employee Directors will automatically be granted, on the date of each annual meeting of shareholders, options to purchase 2,500 shares of Common Stock at an option exercise price equal to the fair market value of a share of Common Stock on the date of grant. Such options will be fully exercisable on the date of grant and will expire ten years after the date of grant. Shares acquired upon exercise of an option may not be sold or transferred during the six month period following the date of grant of such option.

               BENEFICIAL OWNERSHIP OF THE COMPANY'S COMMON STOCK

CERTAIN BENEFICIAL OWNERS

    The following table provides information concerning each person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock:

                                                                         SHARES       PERCENT
NAME AND ADDRESS                                                      BENEFICIALLY      OF
OF BENEFICIAL OWNER                                                       OWNED        CLASS
- --------------------------------------------------------------------  -------------  ---------
Gabelli Funds, Inc..................................................    1,410,700(1)     9.51%
One Corporate Center
Rye, NY 10580-1434
James B. Platt, Jr..................................................      863,311(2)     5.82%
6030 Dellwood Place
Bethesda, MD 20817

- ------------------------
(1) Based upon information contained in Amendment No. 4 to Schedule 13D filed December 8, 1993 with the Securities and Exchange Commission by Gabelli Funds, Inc. on behalf of certain Gabelli entities.
(2) Shares owned of record and beneficially by Mr. Platt as of February 17, 1994.

DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

    The following table provides information concerning the shares of Common Stock of the Company beneficially owned as of February 17, 1994 by all directors and nominees, each of the executive officers named in the Summary Compensation Table on page 6 and by all directors and executive officers as a group:

                                                                          SHARES
NAME OF PERSON OR                                                       BENEFICIALLY  PERCENT OF
IDENTITY OF GROUP                                                          OWNED        CLASS
- ----------------------------------------------------------------------  -----------  ------------
J. Marc Adam (2)......................................................       4,999             *
Milton R. Brown (2)...................................................       6,388         *
Carl J. Dargene (2)...................................................       7,221             *
Frank A. Fiorenza (2).................................................       6,021             *
Lawrence E. Gloyd (1) (3).............................................     322,846          2.18 %
Dudley J. Godfrey (2).................................................       6,951             *
Stanton K. Smith, Jr. (2).............................................      12,247             *
Richard E. Snell (2)..................................................       4,070             *
Don A. Wolf (2).......................................................      17,906             *
L. Paul Harnois (1)(3)................................................     131,191             *
Ronald A. Moreau (1)(3)...............................................      94,872             *
Norman E. Johnson (1)(3)..............................................      68,909             *
William F. Knese (1)(3)...............................................      45,776             *
All directors and executive officers as a group
 (16 persons) (1) (2) (3) (4).........................................     845,165          5.70 %

- ------------------------
*     Less than one percent.
(1) Includes restricted shares of Common Stock ("Performance Shares") granted on a contingent basis under the 1988 Performance Share Plan. See "Compensation of Executive Officers and Other Information -- Performance Share Plan."
(2) Includes restricted shares granted on a contingent basis under the Directors' Restricted Stock Compensation Plan. See "Election of Directors -- Meetings and Fees of the Board of Directors."
(3) Includes shares subject to stock options granted pursuant to the Company's 1984 Stock Option Plan. Options granted on November 29, 1990, December 13, 1991, December 7, 1992, November 11, 1993 and December 2, 1993 vest over a five year period. Options granted on such dates which are currently exercisable and total options granted on such dates are 33,376 of 168,625 for Mr. Gloyd; 16,969 of 82,938 for Mr. Harnois; 16,969 of 67,938 for Mr. Moreau; 10,313 of 53,750 for Mr. Johnson; and 6,676 of 26,725 for Mr. Knese. See "Compensation of Executive Officers and Other Information -- Stock Options."
(4) Includes 481,426 shares subject to stock options granted on November 29, 1990, December 13, 1991, December 7, 1992, November 11, 1993 and December 2, 1993. 102,525 of such options are currently exercisable.

    Each director and each officer of the Company who is subject to Section 16 of the Securities Exchange Act of 1934 (the "Act") is required by Section 16(a) of the Act to report to the Securities and Exchange Commission, by a specified date, his or her beneficial ownership of or transactions in the Company's equity securities. Reports received by the Company indicate that all such officers and directors have filed all requisite reports with the Securities and Exchange Commission on a timely basis during 1993.

            COMPENSATION OF EXECUTIVE OFFICERS AND OTHER INFORMATION

    The following Summary Compensation Table sets forth the cash compensation and certain other components of the compensation of Lawrence E. Gloyd, the Chairman, President and Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company for the 1993 fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM COMPENSATION
                                                                                                  ------------------------
                                                              ANNUAL COMPENSATION
                                                ------------------------------------------------           AWARDS
                                                                                        OTHER     ------------------------
                                                                                       ANNUAL     RESTRICTED
                                                                                       COMPEN-       STOCK
NAME AND PRINCIPAL POSITION                       YEAR      SALARY(2)    BONUS(3)     SATION(4)    AWARD(S)    OPTIONS(5)
- ----------------------------------------------     ---     -----------  -----------  -----------  -----------  -----------
Lawrence E. Gloyd(1) .........................       1993   $ 328,800    $ 183,818    $   9,487    $ 103,176       50,000
Chairman, President and Chief Executive              1992     303,842      134,907       10,699      106,917       33,750
Officer                                              1991     278,750      119,724        6,209      103,174           --
L. Paul Harnois ..............................       1993     196,969       82,484        8,814       47,334       15,000
Senior Vice President and Chief Financial            1992     182,277       59,149        7,653       51,274       18,000
Officer                                              1991     167,250       54,608        5,427       49,481           --
Ronald A. Moreau .............................       1993     169,969       62,418        4,316       40,241       10,000
Group Vice President -- Consumer Products            1992     156,992       38,855        5,184       51,274       18,000
Group                                                1991     142,250       44,525        5,445       49,481           --
Norman E. Johnson ............................       1993     162,216       58,000        6,545       37,853       10,000
Vice President, President -- Baldwin Filters,        1992     141,989       32,375        7,808       23,029       11,250
Inc.                                                 1991     130,885       23,849        3,854       19,995           --
William F. Knese .............................       1993      99,862       31,851        8,990       11,834        5,000
Vice President, Treasurer and Controller             1992      93,731       23,890        7,953       13,143        6,750
                                                     1991      86,866       17,633        5,860       12,703           --

                                                  PAYOUTS        ALL
                                                -----------     OTHER
                                                   LTIP        COMPEN-
NAME AND PRINCIPAL POSITION                     PAYOUTS(6)    SATION(7)
- ----------------------------------------------  -----------  -----------
Lawrence E. Gloyd(1) .........................   $ 150,930    $  24,425
Chairman, President and Chief Executive             89,562       25,908
Officer                                            114,582       25,936
L. Paul Harnois ..............................      72,385        8,951
Senior Vice President and Chief Financial           43,016       12,320
Officer                                             47,602       10,587
Ronald A. Moreau .............................      72,385        7,736
Group Vice President -- Consumer Products           43,016        6,912
Group                                                   --        5,854
Norman E. Johnson ............................      29,250        8,087
Vice President, President -- Baldwin Filters,           --        5,907
Inc.                                                    --        4,995
William F. Knese .............................      18,584        2,575
Vice President, Treasurer and Controller            11,042        2,371
                                                    13,560        2,107

- ------------------------------
(1) Mr. Gloyd also served as a director of the Company but received no separate remuneration in that capacity.
(2) Includes compensation deferred by the Company's executive officers during fiscal year 1993 pursuant to the Company's Retirement Savings Plan, adopted in 1984.
(3) Includes discretionary cash bonuses granted by the Board of Directors under the Company's Annual Incentive Plan for the 1993 fiscal year.
(4) The aggregate value of all perquisite and other personal benefits did not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus reported for the named executive officer in the Summary Compensation Table.
(5) Consists of options granted under the Company's 1984 Stock Option Plan to acquire shares of the Company's Common Stock. See
      "-- Stock Options" below.
(6) Includes the value of Performance Shares issued and Performance Unit cash payouts under the Company's 1988 Long-Range Performance Share Plan. See "-- Performance Share Plan" below.
(7) The amounts shown in this column for the last fiscal year derived from the following figures for Messrs. Gloyd, Harnois, Moreau, Johnson, and Knese respectively: $8,223; $1,547; $325; $4,060; $650 -- Company match for employee stock  purchase plan;  $4,336; $4,338;  $3,625; $1,728;  $684  --
      Company match for 401(k) plan; $4,500 (Mr. Gloyd) -- Company paid term life insurance premium; $6,463; $3,066; $2,960; $1,565; $781 -- Dividends received from the Performance Share Plan non-vested shares; and $873; $0; $826; $734; $460 -- Company paid split dollar insurance premiums.

    Each officer of the Company is elected for a term of one year which begins at the Board of Directors meeting at which he is elected held following the Annual Meeting of Shareholders and ends on the date of the next Annual Meeting of Shareholders or upon the election of his successor.

STOCK OPTIONS

    On February 1, 1984 the Board adopted and approved the 1984 Stock Option Plan (the "1984 Plan") which was subsequently approved by the shareholders at the Annual Meeting held March 31, 1984, covering 800,000 shares of Common Stock. The 1984 Plan has been adjusted to reflect the 3 for 2 stock splits in the form of stock dividends paid by the Company on January 12, 1990 and February 14, 1992. The 1984 Plan expired December 31, 1993.

    The following tabulations show information with respect to stock options granted during 1993 under the 1984 Plan to the five individuals named in the Summary Compensation Table:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS
- -----------------------------------------------------------------------------------------------------
                                                               % OF TOTAL
                                                   OPTIONS   OPTIONS GRANTED                             GRANT DATE
                                                   GRANTED   TO EMPLOYEES IN   EXERCISE    EXPIRATION   PRESENT VALUE
                      NAME                           (1)       FISCAL YEAR     PRICE (2)      DATE           (3)
- ------------------------------------------------  ---------  ---------------  -----------  ----------  ---------------
L. E. Gloyd.....................................     15,000          9.7%      $   18.875    11/10/03    $    84,090
                                                     35,000         22.7           18.50     12/07/02        208,600
L. P. Harnois...................................     15,000          9.7           18.50     12/07/02         89,400
R. A. Moreau....................................     10,000          6.5           18.50     12/07/02         59,600
N. E. Johnson...................................     10,000          6.5           18.50     12/07/02         59,600
W. F. Knese.....................................      5,000          3.2           18.50     12/07/02         29,800

- ------------------------
(1) Consists of nonqualified options issued for a ten year term with a five year vesting schedule (see "Long Term Incentive Plan" in the Report of the Compensation & Stock Option Committee).
(2) Closing price of Common Stock as reported on the New York Stock Exchange Composite Transactions at date of grant.
(3) Options are valued using Cox-Ross-Rubinstein Binomial Model, which is a variation of the Black-Scholes Option Pricing Model using the following assumptions:
     (i) an expected option term of seven years to exercise (based on estimated prior experience);
     (ii) interest rates of 6.69% for the December 7, 1992 grants and 5.52% for the November 11, 1993 grant, based on the then quoted yield of Treasury Strips maturing in seven years;
     (iii) dividends of $0.61 per share of Common Stock for the fiscal year ending November 27, 1993, increasing thereafter by $0.03 per share per year;
     (iv) stock price volitility of 31.48% for the December 7, 1992 grants and 30.46% for the November 11, 1993 grant, based, in each case, upon the monthly stock closing prices for the preceeding 10 years; and
     (v) the exercise price of each option is equal to the market value per share of Common Stock on the date of grant.

    No options were exercised by any of the five individuals named in the Summary Compensation Table during fiscal 1993. The following table sets forth certain information concerning the unexercised options held by such individuals at November 27, 1993.

                         FISCAL YEAR END OPTION VALUES

                                                                            NUMBER OF        VALUE OF UNEXERCISED
                                                                       UNEXERCISED OPTIONS   IN-THE-MONEY OPTIONS
                                                                            AT FY-END             AT FY-END
                                                                           EXERCISABLE/          EXERCISABLE/
                                NAME                                      UNEXERCISABLE       UNEXERCISABLE (1)
- ---------------------------------------------------------------------  --------------------  --------------------
L. E. Gloyd..........................................................      121,201/100,249   $    841,805/269,621
L. P. Harnois........................................................        50,719/40,969        331,035/129,458
R. A. Moreau.........................................................        34,969/35,969        214,762/124,458
N. E. Johnson........................................................        17,813/25,937          83,579/79,533
W. F. Knese..........................................................        18,826/15,049         122,426/50,045

- ------------------------
(1) Based on the closing price of Common Stock as reported on the New York Stock Exchange Composite Transactions on November 26, 1993, the last trading date prior to the Company's non-business day fiscal year end close on Saturday, November 27, 1993.

PERFORMANCE SHARE PLAN

    The 1988 Long Range Performance Share Plan (the "Performance Share Plan") provides officers and key employees of the Company with the opportunity ("Performance Opportunity") to earn restricted shares of Common Stock ("Performance Shares") and performance units ("Performance Units").

    At the beginning of a Performance Cycle, the Board of Directors determines which officers and key employees will be offered a Performance Opportunity under the Performance Share Plan and the number of Performance Shares and Performance Units which will be the subject to each Performance Opportunity. Awards are in the ratio of three Performance Shares to two Performance Units so that approximately 60% of the total value of benefits available under the Plan is in stock and 40% is payable in cash. The Board also determines the compounded rate of return on assets growth for the Performance Cycle which will determine whether the Performance Opportunity will be earned. If the performance goal is met at the end of the Performance Cycle, the full amount of Performance Shares and cash subject to the Performance Units will be earned. If 80% of the performance goal is met, 50% of the Performance Opportunity will be earned, and if 80% - 100% of the performance goal is met, the Performance Opportunity will be prorated. If less than 80% of the performance goal is met, no portion of the Performance Opportunity will be earned.

    During the Performance Cycle, officers and key employees are permitted to vote and receive dividends on Performance Shares subject to their Performance Opportunities. All Performance Shares and Performance Units not awarded to the officer or key employee at the end of the Performance Cycle are forfeited by the officer or key employee. If the 1994 Incentive Plan is adopted, the Performance Share Plan will be incorporated into the 1994 Incentive Plan.

    The following table sets forth information regarding 1993 fiscal year awards under the Performance Share Plan:

                            LONG-TERM INCENTIVE PLAN
                           AWARDS IN LAST FISCAL YEAR

                                                                PERFORMANCE     ESTIMATED FUTURE PAYOUTS UNDER
                                                                 OR OTHER        NON-STOCK PRICE BASED PLANS
                                                                  PERIOD     ------------------------------------
                                  NUMBER OF SHARES, UNITS          UNTIL                           TARGET AND
            NAME                      OR OTHER RIGHTS             PAYOUT         THRESHOLD           MAXIMUM
- ----------------------------  --------------------------------  -----------  -----------------  -----------------
L. E. Gloyd.................  Performance Shares 3,369             3 Years   1,684 Shares       3,369 Shares
                              Performance Units  2,246                       Cash equal to      Cash equal to
                                                                             value of 1,123     value of 2,246
                                                                             Shares*            Shares*
L. P. Harnois...............  Performance Shares 1,546             3 Years   773 Shares         1,546 Shares
                              Performance Units  1,030                       Cash equal to      Cash equal to
                                                                             value of 515       value of 1,030
                                                                             Shares*            Shares*
R. A. Moreau................  Performance Shares 1,314             3 Years   657 Shares         1,314 Shares
                              Performance Units    876                       Cash equal to      Cash equal to
                                                                             value of 438       value of 876
                                                                             Shares*            Shares*
N. E. Johnson...............  Performance Shares 1,236             3 Years   618 Shares         1,236 Shares
                              Performance Units    824                       Cash equal to      Cash equal to
                                                                             value of 412       value of 824
                                                                             Shares*            Shares*
W. F. Knese.................  Performance Shares   386             3 Years   193 Shares         386 Shares
                              Performance Units    258                       Cash equal to      Cash equal to
                                                                             value of 129       value of 258
                                                                             Shares*            Shares*

- ------------------------
* Based on the closing price of Common Stock as reported in the New York Stock Exchange Composite Transactions on November 30, 1995.

RETIREMENT PLANS

    Most employees of the Company and its subsidiaries, including the individuals named in the Summary Compensation Table, are eligible to receive benefits under the CLARCOR Inc. Pension Plan (the "Pension Trust"). The amount of the Company's contribution to the Pension Trust in respect to a specified person cannot be individually calculated. No Company contribution for fiscal 1993 was required.

    The Pension Trust provides benefits calculated under a Social Security step-rate formula based on career compensation. Benefits are payable for life with a guarantee of 120 monthly payments. The formula accrues an annual benefit each plan year equal to the sum of (a) plan year compensation up to age 65 covered compensation ($21,000 in fiscal 1994) in effect each December multiplied by .012 plus (b) any excess of such plan year compensation over age 65 covered compensation multiplied by .0175. The aggregate of all annual accruals plus the benefit accrued at November 30, 1989 under prior plans shall be the amount of annual pension. For the purposes of the Pension Trust, "compensation" is defined to include a participant's base salary plus the amount of any discretionary cash bonuses paid in a fiscal year.

    As of November 30, 1993, Messrs. Gloyd, Harnois, Moreau, Johnson and Knese had 7, 6, 7, 3 and 14 years of service, respectively.

    Estimated annual retirement benefits payable under the Pension Trust at normal retirement (age 65) exclusive of Social Security benefits for Messrs. Gloyd, Harnois, Moreau, Johnson and Knese $38,732, $30,579, $90,528, $84,520,
and $64,618, respectively. Such annual retirement benefits are not subject to any reduction for Social Security amounts. The estimated benefits were calculated assuming that the participants would continue to accrue benefits at current wage levels to normal retirement.

    Effective December 1, 1983, the Company established a supplemental retirement plan. Messrs. Gloyd, Harnois, and Moreau are participants. The plan provides to each participant a lifetime monthly benefit with payment commencing on such participant's normal retirement date. This monthly benefit is an amount equal to (a) 65% of the participant's average monthly compensation with respect to the three consecutive fiscal years for which such participant received the highest compensation, reduced by (b) the participant's monthly normal retirement benefit provided by the Pension Trust and benefits earned during employment other than by the Company. Estimated annual retirement benefits pursuant to the Supplemental Retirement Plan payable at normal retirement (age 65), for Messrs. Gloyd, Harnois, and Moreau are $237,296, $132,854 and $4,618, respectively. Such annual retirement benefits are not subject to any reduction for Social Security amounts.

EMPLOYMENT AGREEMENTS

    The Company has entered into employment agreements with Messrs. Gloyd, Harnois, Moreau, Johnson and Knese. These agreements become effective on a "change of control" of the Company, which is defined to mean (i) the acquisition by any person, entity or group (other than from the Company) of 15% or more of the outstanding securities of the Company which are entitled to vote generally in the election of directors; (ii) individuals who, at the date of the employment agreement, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director after the date of the employment agreements whose election or nomination was approved by a vote of at least a majority of the directors then comprising the Incumbent Board will be considered as though such person was a member of the Incumbent Board; and (iii) approval by the shareholders of the Company of a liquidation or dissolution of the Company or the sale of all or substantially all of its assets or a transaction in respect of which the persons who were shareholders of the Company immediately prior to such transaction do not immediately thereafter own more than 60% of the securities entitled to vote generally in the election of directors of the entity resulting from such transaction.

    The agreements provide that the Company agrees to employ these officers, and the officers agree to remain in the employ of the Company, from the date of a change of control to the earlier to occur of the third anniversary of such change of control or the officer's normal retirement date at a rate of compensation at least equal to the highest monthly base salary which the officer was paid during the 36 calendar months immediately prior to the change of control. In addition, during that period the Company agrees to provide employee benefits which are the greater of the benefits provided by the Company to executives with comparable duties or the benefits to which the officer was entitled during the 90-day period immediately prior to the date of the change of control. In the event that employment is terminated after a change of control, the terminated officer is entitled to (i) receive his compensation at the rate called for by the agreement for the remaining portion of the three year employment term plus the estimated amount of any incentive compensation he would have been entitled to had he remained in the employ of the Company for the remainder of the employment period and (ii) continue to be treated as an employee for the remainder of the three year term for the purpose of the Company's pension, stock option, medical and other employee benefit plans. The officer may elect to be paid a lump-sum severance payment equal to the amounts he would have received in accordance with the preceding sentence. If any of such agreements subjects the officer to excise tax under Section 4999 of the Internal Revenue Code, the Company will pay such officer an additional amount calculated so that after payment of all taxes, interest and penalties the officer retains an amount of such additional payment equal to such excise tax. The agreements define "termination" to mean termination of employment by the Company for reasons other than death, disability, cause or retirement. "Termination" also includes resignation by the officer after (a) an adverse change in the nature or scope of his authorities, duties or responsibilities, as determined in good faith by the officer or (b) a good faith determination by the officer that, as a result of the change of control, he is unable to exercise the authority, power, function and duties contemplated by the agreement.

              REPORT OF THE COMPENSATION & STOCK OPTION COMMITTEE

    The Compensation & Stock Option Committee (the "Committee") is responsible for determining the annual salary, short-term and long-term incentive compensation, stock awards and other compensation of the executive officers. The following report describes the policies and rationales of the Committee in establishing the principal components of executive compensation during 1993.

    The stated goals of the Committee's compensation philosophy for the Company's Chief Executive Officer (CEO) and other executive officers of the Company are as follows: to support the Company's mission statement and corporate objectives; to attract and retain quality executives; to motivate individual performance toward the goals of the Company; to maintain a pay-for-performance philosophy; and to reward the enhancement of shareholder value.

    Consistent with this philosophy, the Committee has established a compensation program consisting of an annual base salary at an average level generally designed to be consistent with the amounts paid to executives occupying comparable positions in comparable companies; and the opportunity to earn incentive compensation tied directly to the performance of the business, their personal performance and the rewards obtained by the shareholders. The Committee notes that the "comparable companies" considered by the Committee were not identical to the companies included in the Standard & Poors' Manufacturing Diversified Index used in the Performance Graph set forth on page 14. The Committee believes that the use of a different group of companies for this purpose is justified because the companies with which the Company competes for executive talent is not limited to the companies included in that Index.

    The incentive compensation portion of executive compensation is comprised of three elements: annual cash incentives, intermediate-term incentives, and long-term incentives.

        - ANNUAL CASH INCENTIVES

        Annual cash incentives are payable to each executive upon the attainment of financial targets by the Company, personal performance of the executive and, where appropriate, attainment of financial goals of the operating unit or units for which the executive has responsibility. If certain minimum target results are not achieved, no annual incentive will be paid. If targeted levels (which include objectives that are, in the judgment of the Committee, reasonably difficult to attain) are attained, annual incentive levels range from 45% of base salary for the CEO to 25% of base salary for corporate officers at the level of corporate vice president. If corporate and executive performance materially exceed the target objectives, a maximum annual incentive ranging from 70% of base salary in the case of the CEO to 40% of base salary in the case of corporate vice presidents may be paid. Of the total annual incentive available to the CEO, 55% is based on attainment of corporate-wide net income targets, 35% is based on attainment of individual objectives (some of which are quantitative in nature), and 10% is based on attainment of a target level of return on corporate assets.

        - INTERMEDIATE-TERM INCENTIVES; PERFORMANCE SHARE PLAN

        The Company has established the Performance Share Plan as an intermediate term incentive plan. The Performance Share Plan provides for awards of restricted shares of Common Stock ("Performance Shares") and performance units ("Performance Units") to the most senior officers of the Company. Performance Shares awarded to the executive are subject to forfeiture if the Company does not attain a prescribed compounded rate of return on assets growth over a three-year period. If a minimum objective is not attained, no Performance Shares will be retained. A portion of the shares will be retained if performance over the three year period is between the minimum and the proposed target level. During the three-year restriction period the executive receives dividends on and is entitled to vote the Performance Shares.

        Each Performance Unit represents a cash payment in an amount equal to the closing price of a share of Common Stock three years after the grant if the target performance-based conditions are achieved during that period. If the performance target is met, the cash subject to the award will be granted. If the threshold of 80% of the performance target is met, 50% of the cash subject to the award will be granted. If the 80% of the performance is not met, no award will be granted.

        The rationale for the Performance Share Plan is as follows: Unlike the annual incentive plan, which provides an incentive for a specific year's performance, benefits under the performance share plan require a sustained level of corporate performance over a three-year period. The Plan provides benefits in a combination of shares and cash so that executives will be placed in the position of a shareholder relative to 60% of the benefit and will receive sufficient cash at the time the benefit is finally determined to cover income taxes due on the total benefit.

        - LONG-TERM INCENTIVE PLAN

        The Company's long-term incentive plan includes the awarding of nonqualified stock options to its senior and mid-level executives pursuant to its 1984 Stock Option Plan. Options granted under the plan have a 10-year life and are exercisable at the market value of the Common Stock on the date of grant. The benefits provided under the Company's long term plan will be directly related to increases in the value of the Company to its shareholders, as measured by the trading price of the Company's stock.

        In determining the size of stock option awards, the Committee considered market data as to customary option award sizes, the Company's performance over the past three to five years, the executive's contributions to the Company's successes over that period, and the Company's long range goals and objectives.

        Stock options most recently granted are not exercisable during the year after they are granted. Thereafter they become exercisable at the rate of 25% per year and they are fully exercisable in the 6th through 10th year of the option. These restrictions on exercise, together with the 10-year life of the option, are consistent with the concept of the option plan as providing a reward to the executive for remaining with the Company for at least the vesting period of the option and for increasing the value of the Common Stock on a long-term basis.

    Your Committee believes that the key executive team of the Company will receive appropriate rewards under this program of corporate incentives, but only if they achieve the performance goals established for them and the Company and if they succeed in building increased value for the Company's shareholders.

    In the case of the Company's Chief Executive Officer, Mr. Lawrence E. Gloyd, for fiscal 1993 the Committee set base salary at approximately $329,000. This salary level is equal to the average salary paid to CEO's of comparably sized non-durable manufacturing companies, based upon survey information summarized for the Committee by an independent compensation consultant. For 1993 Mr. Gloyd also received cash incentives of $183,818, equal to 56% of his base salary, based upon attainment of a corporate-wide earnings per share target for 1993. Mr. Gloyd received payment in cash and stock of $150,930 in respect of Performance Units and Performance Shares granted in 1990 under the Performance Share Plan. 100% of the performance objective for the three year period was met. Finally, during 1993 Mr. Gloyd was granted nonqualified stock options for 35,000 shares at a exercise price of $18.50 and 15,000 shares at an exercise price of $18.875 (fair market value on the date of grant). The size of the grant was consistent with past grants. The Committee may consider additional grants of options to Mr. Gloyd during 1994 if the Committee considers such grants appropriate in the light of the Company's performance.

                     Compensation & Stock Option Committee

                                 Don A. Wolf
                                  J. Marc Adam
                                Carl J. Dargene
                                Richard A. Snell

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Mr. Dargene, President, Chief Executive Officer and Director of AMCORE Financial, Inc. serves as a member of the Company's Board and a member of the Company's Compensation & Stock Option Committee. Mr. Gloyd, Chairman, President, Chief Executive Officer and Director of the Company serves as a member of the Board and a member of the Compensation Committee of AMCORE Financial, Inc.

                               PERFORMANCE GRAPH

    The following Performance Graph compares the Company's cumulative total return on its Common Stock for a five year period (November 30, 1988 to November 27, 1993) with the cumulative total return of the S&P Composite 500 Stock Index and the S&P Manufacturing Diversified Index.

                          TOTAL RETURN TO SHAREHOLDERS
                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
                 AMONG THE COMPANY, S&P COMPOSITE 500 INDEX AND
                      S&P MANUFACTURING DIVERSIFIED INDEX
                    [PERFORMANCE GRAPH FILED UNDER FORM SE]

* Assumes that the value of the investment in the Company's Common Stock and each index was $100 on November 30, 1988 and that all dividends were reinvested.

    The reference points on the foregoing graph are as follows:

                                                           1989       1990       1991       1992       1993
                                                         ---------  ---------  ---------  ---------  ---------
CLARCOR Inc............................................  $   96.51  $  106.31  $  154.60  $  160.10  $  170.98
S&P Manu-Diversified...................................     111.98     108.79     128.95     150.83     181.60
S&P 500................................................     130.84     126.30     151.99     177.19     194.43

    The 1988 beginning measuring point was the market close on November 30, 1988, the last trading day before the beginning of the Company's fifth preceding fiscal year. The closing measuring point for 1993 was November 26, 1993 for the Company and the S & P Composite 500 Index based on the last New York Stock Exchange trading date prior to the Company's Saturday, November 27, 1993 fiscal year end. Due to only month end figures being available for the S & P Manufacturing Diversified Index, November 30, 1993 was used as a close for that index.

                        APPROVAL OF 1994 INCENTIVE PLAN

GENERAL

    The Board of Directors is proposing for shareholder approval the CLARCOR Inc. 1994 Incentive Plan (the "1994 Plan"). The purposes of the 1994 Plan are
(i) to align the interests of the Company's shareholders and recipients of awards under the 1994 Plan by increasing the proprietary interest of such recipients in the Company's growth and success and (ii) to advance the interests of the Company by attracting and retaining officers, other key employees and well-qualified Non-employee Directors. Under the 1994 Plan, the Company may grant non-qualified stock options, "incentive stock options" (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")), stock appreciation rights ("SARs"), restricted stock, bonus stock, long-range performance awards and performance shares. Non-qualified options to purchase 2,500 shares of Common Stock will also be granted automatically to Non-employee Directors on the date of each annual meeting of shareholders of the Company and, on the date a person first becomes a Non-employee Director during the term of the Plan and on the fifth anniversary of that date, if such person is then a Non-employee Director and has served continuously since he or she was first elected to the Board, such Non-employee Director will be granted restricted stock with a value equal to five times the amount of the then current annual cash retainer. In addition, the 1994 Plan provides for the purchase by all full time employees of the Company and its United States subsidiaries who have attained the age of 21 and completed three months of consecutive service of shares of Common Stock through a monthly investment plan (the "MIP"). Eight Non-employee Directors and approximately 2,200 employees are eligible to participate in the 1994 Plan. Reference is made to Exhibit A to this Proxy Statement for the complete text of the 1994 Plan which is summarized below.

    A shareholder may mark the accompanying form of proxy to (i) vote for the 1994 Plan, (ii) vote against the 1994 Plan or (iii) abstain from voting with respect to the 1994 Plan. If a quorum is present at the Annual Meeting, approval of the 1994 Plan requires the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the meeting and entitled to vote with respect to the 1994 Plan. Proxies marked to abstain from voting with respect to the 1994 Plan will have the legal effect of proxies voted against the 1994 Plan. Proxies submitted by brokers for shares beneficially owned by other persons may indicate that all or a portion of the shares represented by such proxies are not being voted with respect to the 1994 Plan. This is because the rules of the New York Stock Exchange do not permit a broker to vote shares held in street name with respect to the 1994 Plan in the absence of instructions from the beneficial owner of the shares. The shares represented by broker proxies which are not voted with respect to the 1994 Plan will not be considered entitled to vote with respect to the 1994 Plan and accordingly will not affect the determination of whether the 1994 Plan is approved, although such shares will be considered entitled to vote for other purposes and will be counted in determining the presence of a quorum.

    The Board of Directors recommends a vote FOR approval of the 1994 Plan.

DESCRIPTION OF THE 1994 PLAN

    ADMINISTRATION. The 1994 Plan will be administered by the Compensation & Stock Option Committee of the Board of Directors (the "Committee") which shall consist of not less than three directors who are not eligible to receive discretionary awards under the 1994 Plan.

    Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four other most highly compensated executive officers. However, certain types of compensation paid to such executives are not subject to the $1 million deduction limit. One such type is "performance-based" compensation. To qualify as performance-based compensation, the following requirements must be satisfied:
(i) the performance goals are determined by a committee consisting solely of two or more "outside directors", (ii) the material terms under which the compensation is to be paid, including the performance goals, are approved by a majority of the corporation's shareholders, and (iii) the committee certifies that the applicable performance goals were satisfied before payment of any performance-based compensation is made. The Compensation & Stock Option Committee consists solely of "outside directors" as defined for purposes of
Section 162(m) of the Code. As a result, and based on certain proposed regulations recently issued by the United States Department of the Treasury which explain these requirements, certain compensation under the 1994 Plan, such as that payable with respect to options and SARS, is not expected to be subject to the $1 million deduction limit under Section 162(m) of the Code, but other compensation, such as bonus stock, payable under the 1994 Plan is expected to be subject to such limit.

    Subject to the express provisions of the 1994 Plan, and except for options and restricted stock granted to Non-employee Directors and for participation in the MIP, the Committee has the authority to select eligible officers and other key employees who will receive awards and determine all of the terms and conditions of each award. All awards will be evidenced by a written agreement containing such provisions not inconsistent with the 1994 Plan as the Committee shall approve. The Committee will also have authority to prescribe rules and regulations for administering the 1994 Plan and to decide questions of interpretation or application of any provision of the 1994 Plan. Except with respect to grants to executive officers of the Company, the Committee may delegate some or all of its power and authority to administer the 1994 Plan to the Chief Executive Officer or other executive officer of the Company.

    AVAILABLE SHARES. Under the 1994 Plan, 1,000,000 shares of Common Stock are available for awards to officers, other key employees and non-employee directors, except that this limitation does not apply to purchases under the MIP. The Plan provides that no more than 3% of the outstanding Common Stock as of January 1 in any calendar year may be purchased under the 1994 Plan through the MIP. Both limitations are subject to adjustment in the event of a stock split, stock dividend, recapitalization, reorganization, merger or other similar event or change in capitalization. In general, shares covered by an option, SAR or other award that expires or terminates unexercised or is cancelled or forfeited would again be available for awards under the 1994 Plan. The maximum number of shares of Common Stock with respect to which options and SARs may be granted during any calendar year to any person is 250,000.

    CHANGE IN CONTROL. In the event of certain acquisitions of 15% or more of the Common Stock, a change in the majority of the Board of Directors, or the approval by shareholders of a reorganization, merger or consolidation (unless the Company's shareholders receive 60% or more of the stock of the surviving company) or the approval by shareholders of a liquidation, dissolution or sale of all or substantially all of the Company's assets, all awards will be "cashed-out" by the Company except, in the case of a merger or similar transaction in which the shareholders receive publicly traded common stock, all outstanding options and SARs will become exercisable in full, all other awards will vest, and each option, SAR and other award will represent a right to acquire the appropriate number of shares of common stock received in the merger or similar transaction.

    EFFECTIVE DATE, TERMINATION AND AMENDMENT. If approved by shareholders, the 1994 Plan will become effective as of December 14, 1993 and will terminate ten years thereafter, unless terminated earlier by the Board of Directors. The Board of Directors may amend the 1994 Plan at any time except that, without the approval of the shareholders of the Company, no amendment may, among other things, (i) increase the number of shares of Common Stock available under the 1994 Plan, (ii) reduce the minimum purchase price of a share of Common Stock subject to an option or base price of an SAR or (iii) extend the term of the 1994 Plan.

    NON-QUALIFIED STOCK OPTIONS AND STOCK APPRECIATION RIGHTS. The period for the exercise of a non-qualified stock option or SAR and the option exercise price and base price of an SAR will be determined by the Committee. The exercise of an SAR entitles the holder thereof to receive (subject to withholding taxes) shares of Common Stock (which may be restricted stock), cash or a combination thereof with a value equal to the difference between the fair market value of the Common Stock on the exercise date and the base price of the SAR.

    In the event of termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), each non-qualified stock option and SAR will become fully exercisable for a period of no more than three years after the date of such termination of employment, but in no event after the expiration of such option or SAR. In the event of termination of employment by reason of death or disability, each non-qualified stock option and SAR will become fully exercisable for a period of no more than two years after the date of such termination, but in no event after the expiration of such option or SAR. In the event of termination of employment for any other reason, each non-qualified stock option and SAR will terminate on the date of such termination of employment, provided that the Committee may extend the period for the exercise of such option or SAR to a date not later than 90 days after such termination of employment, but in no event after the expiration of such option or SAR. If a holder dies during the three-year period following termination of employment by reason of retirement, during the two-year period following termination of employment by reason of death or disability or during the 90-day period, if any, following termination of employment for any other reason, each non-qualified stock option or SAR will be exercisable only to the extent that such option or SAR was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than two years from the date of death, but in no event after the expiration of such option or SAR.

    INCENTIVE STOCK OPTIONS. No incentive stock option will be exercisable more than ten years after its date of grant, unless the recipient of the incentive stock option owns greater than ten percent of the voting power of all shares of capital stock of the Company (a "ten percent holder"), in which case the option must be exercised within five years after its date of grant. The option exercise price of an incentive stock option will not be less than the fair market value of the Common Stock on the date of grant of such option, unless the recipient of the incentive stock option is a ten percent holder, in which case the option exercise price will be the price required by the Code, currently 110% of fair market value.

    In the event of a termination of employment by reason of death or permanent and total disability (as defined in Section 22(e)(3) of the Code), incentive stock options will become fully exercisable for a period of no more than one year after such termination, but in no event after the expiration of the incentive stock option. In the event of a termination of employment for any other reason, incentive stock options will be exercisable to the extent exercisable on the date of termination for a period of three months after such termination, but in no event after the expiration of the incentive stock option. If the holder of an incentive stock option dies during the one-year period following termination of employment by reason of permanent and total disability, or during the three-month period following termination of employment for any other reason, each incentive stock option will be exercisable only to the extent such option was exercisable on the date of the holder's death, and may thereafter be exercised for a period of no more than one year, but in no event after expiration of such incentive stock option.

    NON-EMPLOYEE DIRECTOR OPTIONS. Beginning on the date of the Company's 1994 Annual Meeting of Shareholders, Non-employee Directors will automatically be granted, on the date of each annual meeting of shareholders, non-qualified options to purchase 2,500 shares of Common Stock at an option exercise price per share equal to the fair market value of a share of Common Stock on the date of grant. Such options will be fully exercisable on the date of grant and will expire ten years after the date of grant, provided that no Common Stock acquired upon the exercise of said options shall be sold or transferred by the person exercising such option during the six month period following the date of grant of such option.

    If a Non-employee Director ceases to be a Director for any reason other than death, such Director's options may be exercised for a period of three years thereafter, but in no event after the expiration of the option. If a Non-employee Director ceases to be a Director by reason of death, such Director's options may be exercised for a period of two years after the date of such Director's death, but in no event after the expiration of the option. In the event a Non-employee Director dies during the three-year period after ceasing to be a Director for any reason other than death, each option may be exercised for a period of one year from the date of death, but in no event after the expiration of the option.

    BONUS STOCK AND RESTRICTED STOCK AWARDS. The 1994 Plan provides for the grant of (i) bonus stock awards, which are vested upon grant, and (ii) stock awards which may be subject to a restriction period ("restricted stock"). An award of restricted stock may be subject to specified performance measures for the applicable restriction period. Shares of restricted stock will be non-transferable and subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or, if the restricted stock is subject to performance measures, if such performance measures are not attained during the restriction period; provided, however, that termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), disability or death, will result in the restricted stock becoming fully vested. In the event of termination of employment for any other reason, the portion of a restricted stock award which is then subject to a restriction period will be forfeited and cancelled by the Company. Unless otherwise determined by the Committee, the holder of a restricted stock award will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

    NON-EMPLOYEE DIRECTOR RESTRICTED STOCK AWARDS. On the date a person first becomes a Non-employee Director during the term of the Plan and on the fifth anniversary of that date, if such person is then a Non-employee Director and has served continuously since such person was first elected to the Board, such Non-employee Director will be granted restricted stock with a value equal to five times the amount of the then current annual cash retainer which would have been paid to such Non-employee Director, not including any committee meeting fees. Each such restricted stock award will be 20% vested on the date of grant and, thereafter, so long as the holder remains a Non-employee Director, an additional 20% of such award will vest on each of the first four anniversaries of the date of grant. Until the fifth anniversary of the date of grant, shares of restricted stock will be non-transferable, except upon death and only to the extent such shares are vested. If a Non-employee Director ceases for any reason to be Non-employee Director, all unvested shares of restricted stock will be forfeited. The holder of a Non-employee Director restricted stock award will have rights as a shareholder of the Company, including the right to vote and receive dividends with the respect to the shares of restricted stock.

    LONG-RANGE PERFORMANCE AWARDS. The 1994 Plan provides for the grant of long-range performance awards. Each long-range performance award will consist of long-range performance units and shares of restricted stock. Each long-range performance unit represents a right, contingent upon the attainment of a long-range performance goal within a performance cycle of not less than three years, to receive an amount of cash equal to the average of the fair market value of a share of Common Stock over the 30 trading days immediately preceding the end of the performance cycle. The percentage of long-range performance units and shares of restricted stock which a participant earns will range from 50% to 100% of the long-range performance award, depending upon the attainment of a long-range performance goal. Long-range performance awards will be non-transferable and subject to forfeiture if a minimum performance goal is not attained during the applicable performance cycle. In the event of a termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), disability or death or under circumstances determined by the Committee to be for the Company's convenience, the holder will receive the same percentage of the long-range performance award which is earned by other participants for such performance cycle. In the event of termination of employment for any other reason before the end of a performance cycle, the long-range performance award will be forfeited and cancelled by the Company; provided, however, that the Committee may determine to waive such forfeiture as to all or a portion of such award if termination of employment occurs after the first year of a performance cycle. Unless otherwise determined by the Committee, a holder of restricted stock subject to a long-range performance award will have rights as a shareholder of the Company, including the right to vote and receive dividends with respect to the shares of restricted stock.

    PERFORMANCE SHARE AWARDS. The 1994 Plan also provides for the grant of performance shares. Each performance share is a right, contingent upon the attainment of performance measures within a specified performance period, to receive one share of Common Stock, which may be restricted stock, or the fair market value of such performance share in cash. Prior to the settlement of a performance share award in shares of Common Stock, the holder of such award will have no rights as a shareholder of the Company with respect to the shares of Common Stock subject to the award. Performance shares will be non-transferable and subject to forfeiture if the specified performance measures are not attained during the applicable performance period; provided, however, that termination of employment by reason of retirement on or after age 65 (or prior to age 65 with the consent of the Committee), disability or death, will result in the performance share award becoming fully vested. In the event of termination of employment for any other reason, the portion of a performance share award which is then subject to a performance period will be forfeited and cancelled by the Company.

    MONTHLY INVESTMENT PLAN. The 1994 Plan provides for the purchase by all full time employees of the Company and its United States subsidiaries who have attained the age of 21 and completed three months of consecutive service ("MIP Participants") of shares of Common Stock through the MIP. Through a broker designated by the Company, MIP Participants may purchase Common Stock on the New York Stock Exchange at the then current market price by authorizing a minimum payroll deduction of $10.00 per month up to a maximum of 15% of such participant's base salary. The Company will contribute 25% of a MIP Participant's payroll deductions up to a maximum of 10% of such participant's base salary. The Company will pay the administrative expenses of the MIP, including brokers' commissions, if any, and custodian and recordkeeping fees. Cash dividends on shares of the Company's Common Stock which are held in MIP accounts will be reinvested in Common Stock. A MIP Participant who terminates payroll deductions may not participate in the MIP for one year after such termination.

    PERFORMANCE GOALS. Under the 1994 Plan, the vesting or payment of long-range performance awards, performance share awards and certain awards of restricted stock will be subject to the satisfaction of certain performance goals. All officers and other key employees are eligible to be selected by the Committee to receive such awards. The performance goals applicable to a particular award will be determined by the Committee at the time of grant of such award. At present, no such awards are outstanding and, accordingly, no performance goals have been designated by the Committee. With respect to long-range performance awards, such performance goals may be one or more of the following: a level specified by the Committee for (a) return on assets, (b) return on equity, (c) return on investment, (d) growth in operating profit, (e) growth in net earnings, (f) growth in earnings per share and (g) growth in cash flow. With respect to performance share awards and certain awards of restricted stock, the Committee may select any of the criteria set forth in the preceeding sentence or may select some other performance measure. If the performance goal or goals applicable to a particular award are satisfied, the amount of compensation would be determined as follows: In the case of a long-range performance award, the amount of compensation would equal (i) the number of shares of restricted stock subject to such award multiplied by the value of a share of Common Stock at the time the restricted stock vests and (ii) the number of long-range performance units subject to such award multiplied by the average closing sale price of a share of Common Stock on the New York Stock Exchange Composite Transactions with respect to the 30 trading days immediately preceding the end of the performance cycle applicable to such award. In the case of a performance share award, the amount of compensation would equal the number of performance shares subject to such award multiplied by (i) the closing sale price of a share of Common Stock on the New York Stock Exchange Composite Transactions at the time the performance shares vests or (ii) if such performance shares are settled in shares of restricted stock, the value of a share of Common Stock at the time such restricted stock vests. In the case of restricted stock awards which are subject to one or more performance goals, the amount of compensation would equal the number of shares of restricted stock subject to such award multiplied by the value of share of Common Stock at the time such restricted stock vests. In the case of long-range performance awards, in no event shall the number of shares of restricted stock awarded as part of any long-range performance award to any participant in any year exceed 15,000, and (b) in no event shall the amount of cash payable to any participant in any year as the earned percentage of that participant's long-range performance units exceed 100% of the participant's base salary for the fiscal year of the Company ending nearest November 30, 1993 (or in the case of a person who first becomes subject to the limitations of Section 162(m) of the Code after January 1, 1994, the annualized base salary of that person for the first fiscal year of the Company in which he becomes subject to that Section) increased by 5% for each fiscal year of the Company commencing after November 30, 1993, and ending on the last day of the performance cycle under which such award is earned.

    FEDERAL INCOME TAX CONSEQUENCES. The following is a brief overview of the U.S. federal income tax consequences generally arising with respect to awards under the 1994 Plan.

    A participant receiving a non-qualified stock option under the 1994 Plan, including options granted to Non-employee Directors, will not recognize taxable income upon the grant of the option, but will recognize taxable compensation at the time of exercise in the amount of the difference between the exercise price and the fair market value on the date of exercise of the shares acquired pursuant to the exercise of the option. At that time, the Company will be entitled to a deduction as compensation expense in an amount equal to the amount taxable to the participant as income.

    A participant receiving an incentive stock option will not recognize taxable income upon the grant or exercise of the option, but will recognize income or loss upon disposition of the shares acquired pursuant to the exercise of the option, which may be ordinary income or capital gain (or loss), depending on the length of time the shares have been held. The Company will not be entitled to any deduction with respect to the grant or exercise of a participant's incentive stock option. However, if the participant disposes of the shares acquired pursuant to the exercise of the option before the later of two years from the date of grant and one year from the date of exercise, the Company will be entitled to a deduction as compensation expense in an amount taxable to the participant as ordinary income and not capital gain. Such ordinary income is the amount by which the lesser of the fair market value of the shares on the date of exercise or on the date of disposition exceeds the exercise price of the option.

    A participant who is granted SARs will not recognize any taxable income upon the grant of the SARs. Upon exercise, the participant recognizes taxable compensation in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company. This amount is deductible by the Company as compensation expense.

    A participant receiving restricted stock, including a restricted stock award, restricted stock granted to Non-employee Directors and restricted stock granted pursuant to a long-range performance award, will not recognize taxable income at the time of the grant, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election to be taxed at the time restricted stock is granted. If such election is not made, the participant will recognize taxable income at the time the restrictions lapse or the stock becomes vested, in amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The amount of ordinary income recognized by a participant by making the above-described election or upon the lapse of the restrictions or upon vesting is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse or vesting will recognize taxable compensation, rather then dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

    A participant receiving bonus stock will recognize taxable income at the time the bonus stock is awarded in an amount equal to the then fair market value of such stock. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

    A participant receiving performance shares and long-range performance units will not recognize taxable income upon the grant of such shares or units, as the case may be, and the Company will not be entitled to a tax deduction at such time. Upon the settlement of performance shares or long-range performance units, the participant will recognize ordinary income in an amount equal to the fair market value of any shares delivered and any cash paid by the Company. This amount is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

    A MIP Participant will recognize income in an amount equal to the contribution made by the Company on behalf of the MIP Participant under the MIP at the time such contribution is made. At that time, the Company will be entitled to a corresponding deduction as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. A MIP Participant will recognize additional income at the time shares of Common Stock are purchased on the participant's behalf in the amount of the MIP Participant's allocable share of the brokers' commissions paid by the Company. At the same time, the Company will be entitled to a corresponding deduction as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply.

    GRANTS TO NON-EMPLOYEE DIRECTORS. The following table sets forth (i) the number of shares of Common Stock underlying options which would be granted automatically to Non-employee Directors on the date of each annual meeting of shareholders beginning with the 1994 Annual Meeting of Shareholders and (ii) the number of shares of restricted stock which would be granted automatically on the date a person first becomes a Non-employee Director.

                              1994 INCENTIVE PLAN

                                                                                   SHARES OF
POSITION                                                       STOCK OPTIONS   RESTRICTED STOCK
- ------------------------------------------------------------  ---------------  -----------------
All Non-employee Directors
 as a Group (8 persons).....................................        2,500(1)          3,977(2)

- ------------------------
(1) The option exercise price per share would be the closing sale price of the Common Stock on the New York Stock Exchange on the date of grant. For example, on January 10, 1994, the closing sale price of Common Stock on the New York Stock Exchange was $22 per share. Each option would be fully exercisable on the date of grant and would expire ten years after the date of grant.

(2) Restricted stock would be granted with a value equal to five times the amount of the then current annual cash retainer which would have been paid to a Non-employee Director. Based on a market price of $22 per share and a current annual cash retainer of $17,500, a person who first becomes a Non-employee Director would be granted 3,977 shares of restricted stock. Such shares of restricted stock would be 20% vested on the date of grant and, thereafter, so long as the holder remains a Non-employee Director, an additional 20% of such award would vest on each of the first four anniversaries of the date of grant.

                                 MISCELLANEOUS

AUDITORS

    The Board of Directors has selected Coopers & Lybrand to audit the financial statements of the Company for the fiscal year ending November 30, 1994. Coopers & Lybrand has served as the Company's auditors for more than 20 years. The shareholders will not be asked to approve this selection at the Annual Meeting. A representative of Coopers & Lybrand will be present at the Annual Meeting of Shareholders and will have an opportunity to make a statement and respond to appropriate questions.

OTHER BUSINESS

    The Board of Directors has no knowledge of any matters, other than as set forth in this Proxy Statement, upon which action is to be taken at the meeting. In the event any such matters are brought before the meeting, the attorneys named in the enclosed form of proxy will vote proxies received by them as they deem best with respect to all such matters.

PROPOSALS OF SECURITY HOLDERS FOR 1995 ANNUAL MEETING OF SHAREHOLDERS

    Under the rules and regulations of the Securities and Exchange Commission, any proposal which a shareholder of the Company intends to present at the Annual Meeting of Shareholders to be held in 1995 and which such shareholder desires to have included in the Company's proxy materials for such meeting, must be received by the Company on or before October 27, 1994.

    The Company's bylaws provide that nomination by a shareholder of a person for election as a director and other proposals made by such shareholders for action by the shareholders at any meeting of shareholders may be disregarded unless proper notice of such nomination or proposal shall have been given to the Secretary of the Company not less than 60 days nor more than 90 days prior to the date of the meeting and certain other requirements are met. It is currently expected that the 1995 Annual Meeting of Shareholders of the Company will be held on March 30, 1995. Consequently, written notice of any such nomination or proposal which a shareholder desires to make at the 1995 Annual Meeting must be received by the Company no earlier than December 30, 1994 and no later than January 29, 1995. A copy of the Company's bylaws may be obtained without charge from the Secretary of the Company.

EXPENSE OF SOLICITATION OF PROXIES

    The expense of solicitation of proxies, including printing and postage, will be paid by the Company. In addition to the use of the mail, proxies may be solicited personally, or by telephone, by officers and regular employees of the Company. The Company has employed D. F. King & Co., Inc. to solicit proxies for the Annual Meeting from brokers, bank nominees and other institutional holders. The Company has agreed to pay $7,500, plus the out-of-pocket expenses of D. F. King & Co., Inc., for these services. The Company will reimburse brokers and other persons holding stock in their names, or in the name of nominees, for their expenses for sending proxy material to principals and obtaining their proxies.

                                          By Order of the Board of Directors
                                          MARSHALL C. ARNE
                                          SECRETARY

Rockford, Illinois
February 24, 1994

                                                                       EXHIBIT A

                                  CLARCOR INC.
                          PROPOSED 1994 INCENTIVE PLAN
                                I.  INTRODUCTION

    1. PURPOSES. The purposes of the 1994 Incentive Plan (the "Plan") of CLARCOR Inc. (the "Company") and its Subsidiaries from time to time are to align the interests of the Company's stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company's growth and success and to advance the interests of the Company by attracting and retaining officers and key employees and well-qualified persons who are not officers or employees of the Company for service as Directors of the Company.

    2.  CERTAIN DEFINITIONS.

    "ANNUAL RETAINER" shall have the meaning specified in Article VII of this Plan.

    "AGREEMENT" shall mean the written agreement evidencing an award hereunder between the Company and the recipient of such award.

    "BEGINNING STOCK PRICE" shall have the meaning specified in Article IV of this Plan.

    "BOARD" shall mean the Board of Directors of the Company.

    "BONUS STOCK" shall mean shares of Common Stock which are not subject to Performance Measures or a Restriction Period.

    "BONUS STOCK AWARD" shall mean an award of Bonus Stock under this Plan.

    "BROKER" shall have the meaning specified in Article VIII of this Plan.

    "CHANGE IN CONTROL" shall have the meaning set forth in Section IX.8(b) hereof.

    "CODE" shall mean the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" shall mean the Committee, designated by the Board, consisting of three or more members of the Board, each of whom shall be (a) a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act and (b) an "outside director" under Section 162(m) of the Code.

    "COMMON STOCK" shall mean the common stock, par value $1.00 per share, of the Company.

    "COMPANY" shall mean CLARCOR Inc. and, for purposes of Sections II.4, III.2(b), III.3 and IV.3, shall mean CLARCOR Inc. and its Subsidiaries.

    "CUSTODIAN" shall have the meaning specified in Article VIII of this Plan.

    "DIRECTORS' OPTIONS" shall mean Non-Qualified Stock Options granted pursuant to Article VI hereof.

    "DIRECTORS'  RESTRICTED SHARES" shall have the  meaning set forth in Section
VII.1 hereof.

    "DISABILITY"  shall  mean  the   inability  of  the   holder  of  an   award
substantially to perform such holder's duties and responsibilities for a continuous period of at least six months.

    "ENDING STOCK PRICE" shall have the meaning specified in Article IV of this Plan.

    "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

    "FAIR MARKET VALUE" shall mean the closing sale price of a share of Common Stock on the New York Stock Exchange Composite Transactions on the date as of which such value is being determined, or, if there shall be no sale on such date, on the next preceding date for which a sale was reported; provided that if Fair Market Value for any date cannot be determined as above provided, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

    "FREE-STANDING SAR" shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.

    "INCENTIVE STOCK OPTION" shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.

    "INCUMBENT BOARD" shall have the meaning set forth in Section IX.8(b) hereof.

    "LONG-RANGE PERFORMANCE AWARDS," "LONG-RANGE PERFORMANCE CYCLE," "LONG-RANGE PERFORMANCE GOAL," "LONG-RANGE PERFORMANCE OPPORTUNITY," "LONG-RANGE PERFORMANCE RESULTS," and "LONG-RANGE PERFORMANCE UNITS" shall have the respective meanings set forth in Article IV of this Plan.

    "NON-EMPLOYEE DIRECTOR" shall mean any Director of the Company or of any Subsidiary who is not an officer or employee of the Company or any Subsidiary.

    "NON-QUALIFIED STOCK OPTION" shall mean a stock option which is not an Incentive Stock Option.

    "MINIMUM PERFORMANCE GOAL" shall have the meaning specified in Article IV of this Plan.

    "MIP" shall have the meaning specified in Article VIII of this Plan.

    "MIP PARTICIPANT" shall have the meaning specified in Article VIII of this Plan.

    "PARTICIPANTS" shall have the meaning set forth in Article IV of this Plan.

    "PD AUTHORIZATION" shall have the meaning specified in Article VIII of this Plan.

    "PERFORMANCE MEASURES" shall mean the criteria and objectives, determined by the Committee pursuant to Article III or V of this Plan, which shall be satisfied or met during the applicable Restriction Period or Performance Period, as the case may be, as a condition to the holder's receipt, in the case of a Restricted Stock Award or a Performance Share Award granted pursuant to Article III or V of this Plan, of the shares of Common Stock subject to such award, or in the case of a Performance Share Award granted pursuant to Article V of this Plan, of payment with respect to such award. Such criteria and objectives may include, but are not limited to, earnings per share, return on equity, earnings of the Company, revenues, market share or cost reduction goals, or any combination of the foregoing and any other criteria and objectives determined by the Committee.

    "PERFORMANCE PERIOD" shall mean a period designated by the Committee pursuant to Article V of this Plan, during which the Performance Measures applicable to a Performance Share Award shall be measured.

    "PERFORMANCE SHARE" as used in Article V of this Plan shall mean a right, contingent upon the attainment of specified Performance Measures within a specified Performance Period, to receive one share of Common Stock, which may be Restricted Stock, or in lieu thereof, the Fair Market Value of such Performance Share in cash.

    "PERFORMANCE SHARE AWARD" shall  mean an award  of Performance Shares  under
Article V of this Plan.

    "PERMANENT AND TOTAL DISABILITY" shall have the meaning set forth in Section 22(e)(3) of the Code or any successor thereto.

    "RECORDKEEPER" shall have the meaning specified in Article VIII of this Plan.

    "RESTRICTED STOCK" (i) shall mean shares of Common Stock which are subject to a Restriction Period and (ii) for the purposes of Article IV of this Plan, shall have the meaning specified therein.

    "RESTRICTED STOCK  AWARD" shall  mean  an award  of Restricted  Stock  under
Article III of this Plan.

    "RESTRICTION PERIOD" shall mean a period designated by the Committee, during which the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award.

    "SAR" shall mean a stock appreciation right.

    "STOCK AWARD" shall mean a Restricted Stock Award or a Bonus Stock Award.

    "SUBSIDIARIES" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock is owned, of record and beneficially, by the Company and/or by one or more Subsidiaries.

    "TANDEM SAR" shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Non-Qualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock, cash or a combination thereof with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.

    "TARGET PERFORMANCE GOAL" shall have the meaning specified in Article IV of this Plan.

    "VOTING STOCK" means securities of any class or classes the holders of which are ordinarily, in the absence of contingencies, entitled to vote for corporate directors (or persons performing similar functions.)

    3.  ADMINISTRATION.  This Plan shall be administered by the Committee.

    Any one or a combination of the following grants or awards may be made under this Plan to eligible officers and other key employees of the Company and its
Subsidiaries: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Non-Qualified Stock Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Stock Awards in the form of Restricted Stock or Bonus Stock, (iv) Long-Range Performance Awards and (v) Performance Share Awards. The Committee shall, subject to the terms of this Plan, select eligible officers and other key employees for participation in this Plan and determine the form, amount and timing of each award, and, if applicable, the number of shares of Common Stock, the number of SARs, the number of shares of Restricted Stock and the number of Long-Range Performance Units and
Performance Shares subject to an award, the exercise price or base price associated with the grant or award, the time and conditions of exercise or settlement of the grant or award and all other terms and conditions of the grant or award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations for the administration of this Plan and impose, incidental to the grant of an award, conditions with respect to the award, competitive employment or other activities. All such interpretations, rules and regulations shall be conclusive and binding on all parties.

    The Committee may delegate some or all of its power and authority hereunder to the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided that the Committee may not delegate its power and authority with regard to the selection for participation in this Plan of an officer or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer or to such other person.

    No member of the Board of Directors or the Committee, and neither the Chief Executive Officer nor other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board of Directors and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees) arising therefrom to the full extent permitted by law and under any directors' and officers' liability insurance that may be in effect from time to time.

    A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be the acts of the Committee.

    4. ELIGIBILITY. Participants under Article II through V of this Plan shall consist of such officers or other key employees of the Company and its Subsidiaries as the Committee in its sole discretion may select from time to time. The Committee's selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Non-employee Directors of the Company shall be eligible to participate in this Plan in accordance with Articles VI and VII. Employees of the Company and its Subsidiaries shall be eligible to participate in this Plan to the extent provided in Section VIII.1 hereof.

    5. SHARES AVAILABLE. Subject to adjustment as provided in Section IX.7 of this Plan, an aggregate of 1,000,000 shares of Common Stock shall be available under Articles II through VII of this Plan, reduced by the sum of the aggregate number of shares of Common Stock (i) that are issued upon the grant of a Stock Award, (ii) then subject to outstanding options, (iii) then subject to outstanding Free-Standing SARs, (iv) that are issued upon a grant of Restricted Stock under Article IV hereof, (v) then subject to outstanding Performance Shares, (vi) that are issued upon a grant of Directors' Restricted Shares and
(vii) then subject to Directors' Options; provided, however, that awards hereunder which may be exercised or settled solely for or in cash shall not affect the number of shares of Common Stock available under this Plan. To the extent (i) that an outstanding option expires or terminates unexercised or is cancelled or forfeited (other than in connection with the exercise of a Tandem
SAR), or (ii) that an outstanding Free-Standing SAR or outstanding Performance Share, either of which may be exercised or settled (A) solely for or in shares of Common Stock or (B) for or in shares of Common Stock or cash, expires or terminates unexercised or is cancelled or forfeited, then the shares of Common Stock subject to such expired, unexercised, cancelled or forfeited portion of such award shall again be available under this Plan. In the event, and to the extent, that the holder of Restricted Stock or Directors' Restricted Shares shall not have a right to receive dividends with respect to all or a portion of such Restricted Stock or Directors' Restricted Shares, the shares of Common Stock subject to such award shall again be available under this Plan upon forfeiture of such award. In the event that all or a portion of a Free-Standing SAR which may be exercised or settled solely for or in shares of Common Stock or for or in shares of Common Stock or cash or a Tandem SAR is exercised, the number of shares of Common Stock subject to the SAR (or exercised portion thereof) shall again be available under this Plan, except to the extent that shares of Common Stock were delivered (or would have been delivered but were withheld to satisfy tax withholding obligations) upon exercise of the SAR.

    Shares of Common Stock to be delivered under this Plan (except for Article VIII hereof) shall be made available from authorized and unissued shares of Common Stock, or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.

    Subject to adjustment as provided in Section IX.7 of this Plan, the number of shares of Common Stock available under Article VIII of this Plan in any calendar year shall not exceed 3% of the outstanding Common Stock as of January 1 of such year.

                II.  STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

    1. STOCK OPTIONS. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. For the purposes of complying with Section 162(m) of the Code and rules and regulations thereunder, the maximum number of shares of Common Stock with respect to which Options and SARs may be granted during any calendar year to any person shall be 250,000. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Non-Qualified Stock Option. Each option shall be granted within 10 years of the effective date of this Plan. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary of the Company) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Non-Qualified Stock Options.

    Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) NUMBER OF SHARES AND PURCHASE PRICE. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided that, in the case of each Incentive Stock Option, such purchase price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; and provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock of the Company possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary of the Company) (a "ten percent holder"), such purchase price shall be the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.

        (b) OPTION PERIOD AND EXERCISABILITY. The period for the exercise of an option shall be determined by the Committee; provided that no Incentive Stock Option shall be exercised later than 10 years after its date of grant; and provided further, that if an Incentive Stock Option shall be granted to a ten percent holder, such option shall be exercised within five years after its date of grant. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or a portion thereof, may be exercised only with respect to whole shares of Common Stock.

        (c) METHOD OF EXERCISE. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanied by payment therefor in full (or arrangement made for such payment to the Committee's satisfaction) either
    (A) in cash, (B) in previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the optionee has good title free and clear of all liens and encumbrances) having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to such option by reason of such exercise, (C) by authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered upon exercise of the option having a Fair Market Value determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to such option by reason of such exercise, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise, or (E) a combination of (A), (B) and (C), in each case to the extent determined by the Committee at the time of grant of the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. The Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B) through (E) above. No shares of Common Stock shall be issued until the full purchase price has been paid.

    2. STOCK APPRECIATION RIGHTS. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.

    SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:

        (a) NUMBER OF SARS AND BASE PRICE. The number of SARs subject to any award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee.

        (b) EXERCISE PERIOD AND EXERCISABILITY. The Agreement relating to an award of SARs shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. The period for the exercise of an SAR shall be determined by the Committee; provided that no Tandem SAR related to an Incentive Stock Option shall be exercised more than 10 years after its date of grant (or five years after its date of grant in the case of a ten percent holder). The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or a portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section III.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section III.2(d). Prior to the exercise of an SAR for shares of Common Stock, including Restricted Stock, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

        (c) METHOD OF EXERCISE. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (i) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (ii) by executing such documents as the Company may reasonably request.

    3. TERMINATION OF EMPLOYMENT. (a) RETIREMENT. Subject to paragraph (e) below and unless otherwise determined by the Committee at the time of grant of an option or SAR, as the case may be, if the employment by the Company of the holder of an option or SAR terminates by reason of retirement on or after age 65 (or prior to such age with the consent of the Committee), each option and SAR held by such holder shall become fully exercisable and may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) for a period of three years (or such shorter period as the Committee may specify at the time or grant) after the date of such holder's termination of employment or until the expiration of the term of such option or SAR, whichever period is shorter.

        (b) DISABILITY AND DEATH. Subject to paragraph (e) below and unless otherwise determined by the Committee at the time of grant of an option or SAR, as the case may be, if the employment by the Company of the holder of an option or SAR terminates by reason of Disability or death, each option and SAR held by such holder shall become fully exercisable and may thereafter be exercised by such holder (or such holder's executor, administrator, guardian, legal representative, beneficiary or similar person, as the case may be) for a period of two years (or such shorter period as the Committee may specify at the time of grant) after the date of such holder's termination of employment or until the expiration of the term of such option or SAR, whichever period is shorter.

        (c) OTHER TERMINATION. Subject to paragraph (e) below and unless otherwise determined by the Committee at the time of grant of an option or SAR, as the case may be, if the employment by the Company of the holder of an option or SAR terminates for any reason other than retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, each option and SAR held by such holder shall terminate on the date of such termination of employment; PROVIDED that the Committee may extend the period for the exercise of such option or SAR to a date not later than 90 days after the date of such termination of employment or until the expiration of the term of such option or SAR, whichever period is shorter. In the event of any such extension, such option or SAR shall be exercisable only to the extent such option or SAR was exercisable on the date of such holder's termination of employment.

        (d)  DEATH FOLLOWING  TERMINATION OF EMPLOYMENT.   Subject to  paragraph
    (e) below and unless otherwise determined by the Committee at the time of grant of an option or SAR, as the case may be, if the holder of an option or SAR dies during the respective periods specified and determined in accordance with Section II.3(a), (b) or (c) above, each option and SAR held by such holder shall be exercisable only to the extent that such option or SAR, as the case may be, was exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person, as the case may be, for a period of two years (or such shorter period as the Committee may specify at the time of grant) after the date of death or until the expiration of the term of such option or SAR, whichever period is shorter.

        (e) TERMINATION OF EMPLOYMENT -- INCENTIVE STOCK OPTIONS. If the employment by the Company of a holder of an Incentive Stock Option terminates by reason of death or Permanent and Total Disability, each Incentive Stock Option held by such holder shall become fully exercisable and may thereafter be exercised by such holder (or such holder's executor, administrator, legal representative, beneficiary or similar person) for a period of one year (or such shorter period as the Committee may specify at the time of grant) after the date of such holder's termination of employment or until the expiration of the term of such Incentive Stock Option, whichever period is shorter. If the employment by the Company of a holder of an Incentive Stock Option terminates for any reason other than death or Permanent and Total Disability, each Incentive Stock Option held by such holder shall be exercisable only to the extent such Incentive Stock Option was exercisable on the date of such holder's termination of employment and may thereafter be exercised for a period of three months after the date of such holder's termination of employment or until the expiration of the term of the Incentive Stock Option, whichever period is shorter. If the holder of an Incentive Stock Option dies during the one-year period following termination of employment by reason of Permanent and Total Disability, or if the holder of an Incentive Stock Option dies during the three-month period following termination of employment for any reason other than death or Permanent and Total Disability, each Incentive Stock Option held by such holder shall be exercisable only to the extent such Incentive Stock Option was exercisable on the date of the holder's death and may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person for a period of one year (or such shorter period as the Committee may specify at the time of grant) after the date of death or until the expiration of the term of such Incentive Stock Option, whichever period is shorter.

                               III.  STOCK AWARDS

    1. STOCK AWARDS. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award or Bonus Stock Award.

    2. TERMS OF STOCK AWARDS. Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF SHARES AND OTHER TERMS. The number of shares of Common Stock subject to a Restricted Stock Award or Bonus Stock Award and the Performance Measures, if any, and Restriction Period applicable to a Restricted Stock Award shall be determined by the Committee.

        (b) VESTING AND FORFEITURE. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the forfeiture of the shares of Common Stock subject to such award (i) if specified
    Performance Measures are not satisfied or met during the specified Restriction Period or (ii) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period. Bonus Stock Awards shall not be subject to any Performance Measures or Restriction Periods.

        (c) SHARE CERTIFICATES. During the Restriction Period, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder's name and a bear a legend, in addition to any legend which may be required pursuant to Section IX.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period, or upon the grant of a Bonus Stock Award, in each case subject to the Company's right to require payment of any taxes in accordance with Section IX.5, a certificate or certificates evidencing ownership of the requisite number of shares of Common Stock shall be issued to the holder of such award.

        (d) RIGHTS WITH RESPECT TO RESTRICTED STOCK AWARDS. Unless otherwise determined by the Committee at the time of grant, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment of the Company. A distribution with respect to shares of Common Stock, other than a distribution in cash, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

    3. TERMINATION OF EMPLOYMENT. (a) RETIREMENT, DISABILITY AND DEATH. Unless otherwise determined by the Committee at the time of grant of a Restricted Stock Award, if the employment by the Company of the holder of such award terminates by reason of retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, all Performance Measures applicable to such award shall be deemed, as of the date of such termination, to have been satisfied and the Restriction Period shall thereupon terminate.

        (b) OTHER TERMINATION. Unless otherwise determined by the Committee at the time of grant of a Restricted Stock Award, if the employment by the Company of the holder of a Restricted Stock Award terminates for any reason other than retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, the portion of such award which is then subject to a Restriction Period shall be forfeited, as of the date of such termination, and such portion shall be cancelled by the Company.

                       IV. LONG-RANGE PERFORMANCE AWARDS

    1. LONG-RANGE PERFORMANCE AWARDS. The Committee may, in its discretion, grant Long-Range Performance Awards pursuant to this Article IV to such officers or key employees of the Company ("Participants") as may be selected by the Committee.

    2. TERMS OF LONG-RANGE PERFORMANCE AWARDS. Long-Range Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF LONG-RANGE PERFORMANCE UNITS, SHARES OF RESTRICTED STOCK, AND LONG-RANGE PERFORMANCE GOALS. The number of Long-Range Performance Units and the number of shares of Restricted Stock to be granted to each Participant and the related Long-Range Performance Goals shall be determined by the Committee.

        (b)  PERFORMANCE  CYCLES.   A new  Long-Range Performance  Cycle may  be
    established by the Committee not more frequently than once each fiscal year.

        (c) GRANT OF LONG-RANGE PERFORMANCE OPPORTUNITIES. Long-Range Performance Opportunities, if granted, shall be granted by the Committee within thirty (30) days after the beginning of the first fiscal year of each Performance Cycle.

        (d) AWARDS. After the end of each Long-Range Performance Cycle, the Committee shall determine the percentage of the Long-Range Performance Opportunity earned for such Long-Range Performance Cycle in accordance with one (1) of the following:

           (i) If the Long-Range Performance Result does not achieve the Minimum Performance Goal, no award will be made and the Long-Range Performance Opportunity will be forfeited.

           (ii) If the Long-Range Performance Result achieves the Minimum Performance Goal, each Participant shall be deemed to have earned fifty percent (50%) of the Long-Range Performance Opportunity granted to the Participant.

           (iii) If the Long-Range Performance Result equals or exceeds the Target Performance Goal, each Participant shall be deemed to have earned one hundred percent (100%) of the Long-Range Performance Opportunity granted to the Participant.

           (iv) If the Long-Range Performance Result exceeds the Minimum Performance Goal but is less than the Target Performance Goal, each Participant shall be deemed to have earned the percent of the Long-Range Performance Opportunity granted to the Participant determined by reducing one hundred percent (100%) thereof by a percentage determined by the Committee at the time of grant of the Long-Range Performance Award.

        (e) PAYMENT. By March 1 of the year following the end of each Long-Range Performance Cycle, a Participant shall be entitled to an award of the earned percentage, if any, of the Restricted Stock and Long-Range Performance Units constituting the Long-Range Performance Opportunity. At the time of such award, the Company shall issue each Participant a certificate for Common Stock representing the earned percentage, if any, of the Restricted Stock without restriction unless and to the extent required by then applicable securities laws or regulations. Concurrently with any such issuance, the Company shall pay in cash to each Participant the earned percentage of the Long-Range Performance Units. The payment hereunder for each

    Long-Range Performance Unit earned shall be an amount equal to the Ending Stock Price; provided, however, that (a) in no event shall the number of shares of Restricted Stock awarded as part of any Long-Range Performance Award to any Participant in any year exceed 15,000, and (b) in no event shall the amount of cash payable to any Participant in any year as the earned percentage of that Participant's Long-Range Performance Units exceed 100% of the Participant's base salary for the fiscal year of the Company ending nearest November 30, 1993 (or in the case of a person who first becomes subject to the limitations of Section 162(m) of the Code after January 1, 1994, the annualized base salary of that person for the first fiscal year of the Company in which he becomes subject to that Section) increased by 5% for each fiscal year of the Company commencing after November 30, 1993, and ending on the last day of the Performance Cycle under which such award is earned.

        (f) RIGHTS DURING LONG-RANGE PERFORMANCE CYCLE. During a Long-Range Performance Cycle and until the Long-Range Performance Result is determined, a Participant shall have the right to vote and to receive dividends on any Restricted Stock granted to such Participant pursuant to this Article IV. A Participant shall not receive dividends or other payments or be entitled to any voting rights on any Long-Range Performance Units.

        (g)  TERMINATION OF EMPLOYMENT.

            (i)  A Long-Range  Performance Opportunity  relating to  an existing
       Long-Range Performance Cycle shall be forfeited if the Participant's employment with the Company terminates before the end of such Long-Range Performance Cycle other than (i) for reasons stated in section (g) (ii) below or (ii) concurrently with or following a Change in Control, and, except as provided herein, all rights and benefits under such Long-Range Performance Opportunity shall cease upon such termination. However, if the termination occurs after the first year of such Long-Range Performance Cycle and the Committee in its sole discretion determines that it is in the best interest of the Company to waive such forfeiture, an award of all or part of any Long-Range Performance Opportunity may be made by the Committee.

            (ii) A Long-Range Performance Opportunity relating to an existing Long-Range Performance Cycle shall not be forfeited if the Participant's employment with the Company terminates before the end of such Long-Range Performance Cycle by virtue of the Participant's death, Disability, retirement on or after age 65 (or prior to such age with the consent of the Committee) or termination under circumstances determined by the Committee to be for the convenience of the Company. In the event of such termination, the Participant or his designated beneficiary shall be awarded the same percentage, if any, of the Long-Range Performance Opportunity which is earned by other Participants for such Long-Range Performance Cycle in accordance with section 2(e) of this Article IV and payment shall be made at the time payment is made to such other Participants.

    3.  CERTAIN DEFINITIONS.   As used in this  Article IV, the following  terms
shall be defined as follows:

          "BEGINNING STOCK PRICE" means the average Fair Market Value of the Common Stock computed with respect to the thirty trading days immediately preceding the start of a Long-Range Performance Cycle.

         "ENDING STOCK PRICE" means the average Fair Market Value of the Common Stock computed with respect to the thirty trading days immediately preceding the end of a Long-Range Performance Cycle.

        "LONG-RANGE PERFORMANCE CYCLE" means a period of not less than three (3) consecutive fiscal years.

         "LONG-RANGE PERFORMANCE GOAL" means a level to be established by the Committee for a Performance Cycle for one or more of the following: (a)
    return on the consolidated assets of the Company and its consolidated Subsidiaries; (b) return on the consolidated equity of the Company and its consolidated Subsidiaries; (c) return on investment; (d) growth in the consolidated operating profit of the Company and its consolidated Subsidiaries; (e) growth in the consolidated net earnings of the Company and its consolidated Subsidiaries; (f) growth in earnings per share of the Company; and (g) growth in consolidated cash flow of the Company and its consolidated Subsidiaries.

           "LONG-RANGE PERFORMANCE OPPORTUNITY" means an opportunity for a Participant to earn a combination of cash and Common Stock for a Long-Range Performance Cycle contingent upon the Company's attaining a Long-Range Performance Goal for such Long-Range Performance Cycle. Each Long-Range Performance Opportunity will consist of Long-Range Performance Units and shares of Restricted Stock in a combination to be determined by the Committee.

        "LONG-RANGE PERFORMANCE RESULT" means the performance actually achieved with respect to the Long-Range Performance Goal established by the Committee for the related Long-Range Performance Cycle.

         "LONG-RANGE PERFORMANCE UNIT" means a right which is granted as part of a Long-Range Performance Opportunity without payment of cash consideration by the Participant and which, if and to the extent a Long-Range Performance Goal is met at the end of the Long-Range Performance Cycle, will entitle the Participant to receive an amount of cash on an unfunded basis equal to the Ending Stock Price subject to the limitations set forth in Section 2(e) of this Article IV. At the beginning of a Long-Range Performance Cycle the value of a Long-Range Performance Unit shall be equal to the Beginning Stock Price.

        "MINIMUM PERFORMANCE GOAL" means achieving at least eighty percent (80%) of the Long-Range Performance Goal established by the Committee.

         "RESTRICTED STOCK", for purposes of this Article IV, means Common Stock which is granted as part of a Long-Range Performance Opportunity without payment of cash consideration by the Participant but with restrictions, as determined by the Committee, on the Participant's right to transfer or sell the shares thereof, including the obligation to return such shares to the Company if a Long-Range Performance Goal is not met. Such restrictions will be removed if and to the extent a Long-Range Performance Goal is met.

         "TARGET PERFORMANCE GOAL" means achieving one hundred percent (100%) of the Long-Range Performance Goal established by the Committee.

                       V.  OTHER PERFORMANCE BASED AWARDS

    1. OTHER PERFORMANCE SHARE AWARDS. In addition to Long-Range Performance Awards pursuant to Article IV of this Plan, the Committee may, in its discretion, grant Performance Share Awards to such eligible persons as may be selected by the Committee.

    2. TERMS OF PERFORMANCE SHARE AWARDS. Performance Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.

        (a) NUMBER OF PERFORMANCE SHARES AND PERFORMANCE MEASURES. The number of Performance Shares subject to any award and the Performance Measures and Performance Period applicable to such award shall be determined by the Committee. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of a Performance Share Award in recognition of unusual or nonrecurring events affecting the Company or its financial statements or changes in law or accounting principles.

        (b) VESTING AND FORFEITURE. The Agreement relating to a Performance Share Award shall provide, in the manner determined by the Committee in its discretion, and subject to the provisions of this Plan, for the vesting of such award, or portion thereof, if specified Performance Measures are satisfied or met within the specified Performance Period, and for the forfeiture of such award, or portion thereof, if specified Performance Measures are not satisfied or met within the specified Performance Period.

        (c) SETTLEMENT OF VESTED PERFORMANCE SHARE AWARDS. The Agreement relating to a Performance Share Award (i) shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash, or a combination thereof, and (ii) may specify whether the holder thereof shall be entitled to receive, on a deferred basis, dividend equivalents, and, if determined by the Committee, interest on such dividend equivalents, with respect to the number of shares of Common Stock subject to such award. If a Performance Share Award is settled in shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section III.2(c) and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section III.2(d). Prior to the settlement of a Performance Share Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.

    3. TERMINATION OF EMPLOYMENT. (a) RETIREMENT, DISABILITY AND DEATH. Unless otherwise determined by the Committee at the time of grant of a Performance Share Award, if the employment by the Company of the holder of such award terminates by reason of retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, all Performance Measures applicable to such award shall be deemed, as of the date of such termination, to have been satisfied and the Performance period applicable to such award shall thereupon terminate.

        (b) OTHER TERMINATION. Unless otherwise determined by the Committee at the time of grant of a Performance Share Award, if the employment by the Company of the holder of a Performance Share Award terminates for any reason other than retirement on or after age 65 (or prior to such age with the consent of the Committee), Disability or death, the portion of such award which is then subject to a Performance Period shall be forfeited, as of the date of such termination, and such portion shall be cancelled by the Company.

                VI.  GRANTS OF OPTIONS TO NON-EMPLOYEE DIRECTORS

    1.   ELIGIBILITY.   Each Non-Employee  Director shall be  granted options to
purchase shares of Common Stock in accordance with this Article VI. All options granted under this Article VI shall constitute Non-Qualified Stock Options.

    2. GRANTS OF STOCK OPTIONS. Each Non-employee Director shall be granted Non-Qualified Stock Options as follows:

        (a) TIME OF GRANT. On the date of the 1994 annual meeting of shareholders of the Company (or, if later, on the date on which a person is first elected or begins to serve as a Non-employee Director other than by reason of termination of employment), and, thereafter, on the date of each annual meeting of shareholders of the Company, each Non-employee Director who is a Non-employee Director after such meeting of shareholders shall be granted an option to purchase 2,500 shares of Common Stock (which amount shall be pro-rated if such Non-employee Director is first elected or begins to serve as a Non-employee Director on a date other than the date of an annual meeting of shareholders) at a purchase price per share equal to the Fair Market Value of a share of Common Stock on the date of grant of such option.

        (b)   OPTION PERIOD AND EXERCISABILITY.   Each option granted under this
    Article VI shall be exercisable in part or in full at any time after the grant thereof provided that (i) each such option shall expire 10 years after its date of grant or on such earlier date as is hereinafter provided and
    (ii) no Common Stock acquired upon the exercise of such options shall be sold or transferred by the person exercising such option during the six month period following the date of grant of such option. An exercisable option, or portion thereof, may be exercised in whole or in part only with respect to whole shares of Common Stock. Options granted under this Article VI shall be exercisable in accordance with Section II.1(c).

    3. TERMINATION OF DIRECTORSHIP. (a) If the holder of an option granted under this Article VI ceases to be a Director of the Company for any reason other than death, each such option held by such holder may thereafter be exercised by such holder (or such holder's guardian, legal representative or similar person) for a period of three years after the date of such holder's ceasing to be a Director or until the expiration of the term of such option, whichever period is shorter.

        (b) If the holder of an option granted under this Article VI ceases to be a Director of the Company by reason of death, each such option held by such holder may thereafter be exercised by such holder (or such holder's executor, administrator, legal representative, beneficiary or similar person) for a period of two years after the date of such holder's death or until the expiration of the term of such option, whichever period is shorter.

        (c) If the holder of an option granted under this Article VI dies during the three-year period following such holder's ceasing to be a Director of the Company as provided in paragraph 3(a), each such option held by such holder may thereafter be exercised by the holder's executor, administrator, legal representative, beneficiary or similar person for a period of one year after the date of death or until the expiration of the term of such option, whichever period is shorter.

                                  ARTICLE VII
                       DIRECTORS' STOCK COMPENSATION PLAN

    Each individual who during the term of this Plan is elected a Non-employee Director shall receive a grant of shares of Common Stock ("Directors' Restricted Shares") on the following dates (a) on the date of such election and (b) on the fifth anniversary of such election, provided that such person is a Non-Employee Director on such date and has served as a Non-Employee Director continuously since the date referred to in (a) above. Each grant shall have an aggregate Fair Market Value equal to five times the amount of such director's annual retainer. For purposes of this Article VII, "annual retainer" shall mean the regular, annual amount of compensation which, but for the adoption of this Article VII, would have been payable in cash to the Non-employee Director at the time of reference, not including any committee meeting or similar fees or any expense reimbursement. Notwithstanding anything contained in this Article VII to the contrary, all such Directors' Restricted Shares shall be subject to the following restrictions and conditions:

         (i) Until the fifth anniversary of the date Directors' Restricted Shares are granted hereunder to a Non-employee Director, such shares shall not be transferrable or assignable by such Non-employee Director except upon the death of the Non-employee Director by will or the laws of descent and distribution and in such case only to the extent that on the date of such Non-employee Director's death such Directors' Restricted Shares had ceased to be forfeitable to the Company pursuant to paragraph (ii) below. The provisions of Section III.2(c) and (d) shall apply to Directors' Restricted Shares.

         (ii) Twenty-percent (20%) of the Directors' Restricted Shares granted to a Non-employee Director shall be non-forfeitable on the date of grant. An additional twenty-percent (20%) of the Directors' Restricted Shares granted to a Non-employee Director shall become non-forfeitable on each of the next succeeding four anniversaries of the date of grant, PROVIDED, HOWEVER, that the Non-employee Director continues to be a Non-employee Director on such anniversary. If a Non-employee Director shall for any reason not be a Non-employee Director on any such anniversary, all Directors' Restricted Shares granted hereunder which have not previously become non-forfeitable shall be forfeited to the Company, neither such Non-employee Director nor his successors and assigns shall have any claim or any interest therein and any such Directors' Restricted Shares awarded to such Non-employee Director which have previously become non-forfeitable pursuant to this paragraph (ii) shall cease being subject to the restriction contained in (i) above six months after such person ceased to be a Non-employee Director (but not later than the date provided in (i) above).

                         VIII.  MONTHLY INVESTMENT PLAN

    1. ELIGIBILITY. All full time employees of the Company and its United States Subsidiaries who have attained the age of 21 and completed three months consecutive service will be eligible to participate ("MIP Participants") in the Monthly Investment Plan ("MIP") set forth in this Article VIII. All determinations of period of service with the Company shall include periods of continuous service with any United States Subsidiary or with any United States corporation acquired by the Company or merged or consolidated with the Company, unless the Committee shall otherwise determine.

    2. PARTICIPATION. (a) An MIP Participant at his or her election may elect to participate in the MIP by (i) filling in and signing a form of payroll deduction authorization (the "PD Authorization") and (ii) filling in and signing a purchase order form for the purchase, on the New York Stock Exchange, of shares of Common Stock for the account of such MIP Participant. Enrollment shall become effective as soon as practicable after the PD Authorization and purchase order form are received by the Company.

    (b) Each month the Company will contribute for each MIP Participant an amount equal to 25% of such Participant's actual payroll deduction (as specified in the PD Authorization) up to 10% of his/ her annual base salary. The maximum payroll deduction permitted by the MIP for each MIP Participant is 15% of his/her annual base salary. The minimum payroll deduction is $10.00 per month.

    3. OPERATION OF MIP PLAN. (a) The Company shall designate a member of the New York Stock Exchange, as broker (the "Broker"), to make purchase of shares of the Common Stock for the accounts of MIP Participants on the New York Stock Exchange.

    (b) The Company shall designate a custodian of the MIP to hold the shares so purchased on behalf of the MIP Participants (the "Custodian").

    (c)    The  Company  shall  designate  a  recordkeeper  for  the  MIP   (the
"Recordkeeper"). The Recordkeeper shall maintain records of all purchases and sales of shares by MIP Participants under the MIP.

    (d) The Company shall pay the administrative charges for the MIP including Custodian's and Recordkeeper's fees and Broker's commissions, if any, on purchases made from amounts deducted from the pay of MIP Participants, from amounts contributed by the Company and from reinvestment of dividends. The Broker's commission and other charges in connection with sales, or purchases not made by payroll deductions, Company contributions or reinvestment of dividends, shall be payable directly to the Broker by the MIP Participant who orders the transactions for his/her account. Commissions under the Plan will be computed in accordance with the requirements of the New York Stock Exchange.

    (e) The Company shall deduct funds from each MIP Participant's pay as authorized by the PD Authorization and will, as promptly as practicable, forward to the Custodian the total of the amounts so deducted for all MIP Participants plus the Company's contributions as provided in Section VIII.2(b). A list of MIP Participants and the amount allocable to the account of each MIP Participant will be forwarded to the Broker and the Recordkeeper.

    (f) Upon notification from the Company, the Broker will, as promptly as practicable, purchase on the New York Stock Exchange, as many full shares of Common Stock (or fractional interests therein) as MIP funds will permit. The number of shares purchased will depend upon the market price of the Company's Common Stock on the New York Stock Exchange at the time such purchases are made. The Custodian will forward payment for purchases of shares to the Broker. Such purchases, on the basis of the average cost, shall be allocated by the Recordkeeper to the accounts of the MIP Participant in proportion to the amounts withheld by the Company for such MIP Participants.

    (g) No more than 3% of the outstanding Common Stock as of January 1 in any calendar year may be purchased by MIP Participants pursuant to the MIP.

    4. PAYROLL DEDUCTIONS. A PD Authorization will remain effective until terminated by a MIP Participant, and will be stated either as a percentage of base pay or in even multiples of $1.00. The MIP Participant shall specify therein the amount to be withheld from his/her pay, which amount may range from a minimum of $10.00 per month to a maximum of 15% of the participant's base salary.

    The PD Authorization may be revised or terminated at any time by the MIP Participant's written request submitted to the Company. Commencement, revision or termination of deductions will become effective as soon as practicable after a MIP Participant's written request is received by the Company. If a MIP Participant terminates his/her PD Authorization such MIP Participant may not resume payroll deductions for the purpose of the MIP for a one-year period. In that event, such MIP Participant may upon request receive that number of full shares of the Common Stock then held in his/her MIP account along with a check representing the net proceeds of the sale of any remaining fractional interest in shares.

    5. AMENDMENT OR TERMINATION. The Company reserves the right to discontinue use of its payroll deduction facilities for the purpose of the MIP at any time such action is deemed advisable in its judgment, and it also reserves the right to amend or discontinue the MIP at any time. Any such amendment or termination will not result in the forfeiture, before the effective date of amendment or termination of the MIP, of (i) any funds deducted from the salary of any MIP Participant or contributed by the Company on behalf of any MIP Participant, (ii) any shares or fractional interest in shares purchased by the MIP Participant, or
(iii) any dividends or other distribution declared in respect of such shares.

    6. MIP PARTICIPANT'S ACCOUNT. (a) At the time of purchase each MIP Participant (for whose account funds have been received) shall immediately acquire full ownership of all shares and of any fractional interest in shares purchased for his/her account. Unless otherwise requested by the MIP Participant, all shares will be registered in the name of the Custodian and will remain so registered until delivery is requested. Upon payment to the Broker of the applicable fee, the MIP Participant may request that a certificate for any or all of his/her full shares be delivered to such MIP Participant at any time. Although the MIP Participant may not assign or hypothecate his/her interest in the MIP as such, upon purchase of shares under the MIP such shares may be sold, assigned, hypothecated or otherwise dealt with as would be the case with respect to any other shares of the Company he/she might own.

    (b) The MIP Participant's account will be credited with all dividends paid in respect of the full shares and any fractional interest in shares held in such account. Cash dividends will be reinvested in Common Stock at the end of each quarter.

    (c) Stock dividends and/or any stock splits in respect of Common Stock held in the MIP Participant's account will be credited to the account without charge. Distributions of other securities and rights to subscribe will be sold and the proceeds will be handled in the same manner as a cash dividend.

    (d) The MIP Participant may instruct the Broker at any time to sell any or all of his or her full shares and the fractional interest in shares held in his/her account. Upon such sale the Broker shall mail the MIP Participant a check for the proceeds, less the regular brokerage commission and any transfer taxes, registration fee or other normal charges which are payable by the MIP Participant. Such instruction to the Broker, or a request for delivery of certificates, shall not affect the MIP Participant's status as a MIP Participant unless such person also terminates his/her payroll deduction authorization.

                                  IX.  GENERAL

    1. EFFECTIVE DATE AND TERM OF PLAN. This Plan shall be submitted to the shareholders of the Company for approval and, if approved, shall become effective as of the date of approval by the Board. This Plan shall terminate 10 years after its effective date unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.

    Awards hereunder may be made at any time on or after the effective date, and prior to the termination, of this Plan, provided that no award may be made later than 10 years after the effective date of this Plan.

    2. AMENDMENTS. The Board of Directors may amend this Plan as it shall deem advisable, subject to any requirement of shareholder approval imposed by applicable law; provided that no amendment shall be made without shareholder approval if such amendment would (a) increase the maximum number of shares of Common Stock available under this Plan (subject to Section IX.7), (b) reduce the minimum purchase price in the case of an option or the base price in the case of an SAR, (c) effect any change inconsistent with Section 422 of the Code or (d) extend the term of this Plan. No amendment may impair the rights of a holder of an outstanding award without the consent of such holder.

    3. AGREEMENT. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and the recipient of such award and, upon execution by each party and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.

    4. NON-TRANSFERABILITY. No option, SAR, Long-Range Performance Unit or Performance Share shall be transferable other than by will or the laws of descent and distribution. Each option, SAR, Long-Range Performance Unit or Performance Share may be exercised or settled during the participant's lifetime only by the holder or the holder's guardian, legal representative or similar person. Except as permitted by the preceding sentence, no option, SAR, Long-Range Performance Unit or Performance Share may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any option, SAR, Long-Range Performance Unit or Performance Share, such award and all rights thereunder shall immediately become null and void.

    5. TAX WITHHOLDING. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award hereunder, payment by the holder of such award of any Federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. As determined by the Committee at the time of grant of an award, an Agreement may provide that (i) the Company shall withhold from the shares of Common Stock or the amount of cash otherwise issuable or payable to a holder, the number of whole shares of Common Stock having an aggregate Fair Market Value or the amount of cash determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the "Tax Date") in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery to the Company of previously owned whole shares of Common Stock (which the optionee has held for at least six months prior to delivery of such shares and for which the holder has good title, free and clear of all liens and encumbrances) having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold from the shares of Common Stock or the amount of cash otherwise issuable or payable to the holder pursuant to an award, the number of whole shares of Common Stock having an aggregate Fair Market Value or the amount of cash determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or
(E) any combination of (A), (B) and (C); provided, however, that the Committee shall have sole discretion to disapprove of an election pursuant to any of clauses (B)-(E) and that in the case of a holder who is subject to Section 16 of the Exchange Act, the Company may require that the method of satisfying any such obligation be in compliance with Section 16 and the rules and regulations thereunder. An Agreement may provide for shares of Common Stock to be delivered or withheld having an aggregate Fair Market Value in excess of the minimum amount required to be withheld, but not in excess of the amount determined by applying the holder's maximum marginal tax rate. Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder. The Company may require that any or all obligations to satisfy or pay taxes with respect to any award shall be satisfied or paid by the holder prior to the issuance of shares of Common Stock or the payment of cash by the Company.

    6. RESTRICTIONS ON SHARES. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of such shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.

    7. ADJUSTMENT. In the event of any stock split, stock dividend, recapitalization, reorganization, merger, consolidation, combination, exchange of securities, liquidation, spin-off or other similar event or change in capitalization, or any distribution to holders of Common Stock other than a cash dividend, the number and class of securities available under this Plan, the number and class of securities subject to each outstanding option and the purchase price per security, the number and class of securities subject to each option to be granted to Non-employee Directors pursuant to Article VI, the number and class of securities comprising each grant of Director's Restricted Shares, the terms of each outstanding SAR, the number and class of securities subject to each outstanding Stock Award, and the terms of each outstanding Long-Range Performance Award and Performance Share Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price. If any such adjustment would result in a fractional security (i) being available under this Plan, such fractional share shall be disregarded, or
(ii) subject to a grant under this Plan, the Company shall pay the holder of such grant, in connection with the first exercise or settlement of such grant, in whole or in part, occurring after such adjustment, an amount in cash determined by multiplying (i) the fraction of such security (rounded to the nearest hundredth) by (ii) the excess, if any, of (A) the Fair Market Value on the exercise or settlement date over (B) the exercise or base price, if any, of such grant.

    8.  CHANGE IN CONTROL.

    (a)(1) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(3) below in connection with which the holders of Common Stock receive shares of common stock that are registered under Section 12 of the Exchange Act, (i) all outstanding options and SARs shall immediately become exercisable in full, (ii) the Restriction Period applicable to any outstanding Restricted Stock Award shall lapse, (iii) the Long-Range Performance Cycle or Performance Period applicable to any outstanding Long-Range Performance Unit or Performance Share shall lapse and terminate, (iv) the Long-Range Performance Goals and Performance Measures applicable to any outstanding Long-Range Performance Award and to any outstanding

Restricted Stock Award (if any) or Performance Share shall be deemed to be satisfied at the maximum level, (v) the restrictions applicable to any outstanding Director's Restricted Shares shall lapse, and (vi) there shall be substituted for each share of Common Stock available under this Plan, whether or not then subject to an outstanding award, the number and class of shares into which each outstanding share of Common Stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share in the case of an option and the base price in the case of an SAR shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without a change in the aggregate purchase price or base price.

    (2) Notwithstanding any provision in this Plan or any Agreement, in the event of a Change in Control pursuant to Section (b)(1) or (2) below, or in the event of a Change in Control pursuant to Section (b)(3) below in connection with which the holders of Common Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding award under this Plan shall be surrendered to the Company by the holder thereof, and each such award shall immediately be cancelled by the Company, and the holder shall receive, within 10 days of the occurrence of such Change in Control pursuant to Section (b)(1) or (2) below or within 10 days of the approval of the shareholders of the Company contemplated by Section (b)(3) below, a cash payment from the Company in an amount equal to (i) in the case of an option, the number of shares of Common Stock then subject to such option, multiplied by the excess, if any, of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the purchase price per share of Common Stock subject to the option, (ii) in the case of a Free-Standing SAR, the number of shares of Common Stock then subject to such SAR, multiplied by the excess, if any, of (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock, over the base price of the SAR, (iii) in the case of a Long-Range Performance Award, Restricted Stock Award, Director's Restricted Stock or Performance Share Award, the number of Long-Range Performance Units, shares of Restricted Stock, shares of Common Stock or the number of Performance Shares, as the case may be, then subject to such award, multiplied by (A) the highest per share price offered to shareholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of Common Stock on the date of occurrence of the Change in Control, if the Change in Control occurs other than pursuant to an acquisition of shares of Common Stock. Each Tandem SAR shall be surrendered by the holder thereof and shall be cancelled simultaneously with the cancellation of the related option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

    (b)  For the purpose of this Plan, a "Change in Control" shall mean:

        (1) The acquisition (other than from the Company) by any person, entity, or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 15% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; provided, however, no Change in Control shall be deemed to have occurred for any acquisition by any corporation with respect to which, following such acquisition, more than 60% of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities immediately prior to such acquisition in substantially the same proportions as their ownership, immediately prior to such acquisition, of the Company's then outstanding Common Stock and then outstanding voting securities, as the case may be; or

        (2) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

        (3) Approval by the stockholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 60% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company.

    9. NO RIGHT OF EMPLOYMENT. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by the Company or any affiliate of the Company or affect in any manner the right of the Company or any affiliate of the Company to terminate the employment of any person at any time without liability hereunder.

    10. RIGHTS AS SHAREHOLDER. No person shall have any right as a shareholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a shareholder of record with respect to such shares of Common Stock or equity security.

    11. APPROVAL OF PLAN. This Plan and all awards made hereunder shall be null and void if the adoption of this Plan is not approved by the shareholders of the Company.

/X/ PLEASE MARK YOUR VOTES                                           |
    AS IN THIS EXAMPLE.                                              |  5086
                                                                     |_____
    This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR the nominees for election as directors named in this proxy and FOR adoption of the 1994 Incentive
Plan.



- ----------------------------------------------------------------------------------------------------------------------------------
               The Board of Directors recommends a vote FOR such nominees and FOR adoption of the 1994 Incentive Plan.
- ----------------------------------------------------------------------------------------------------------------------------------
                    FOR    WITHHELD                              FOR       AGAINST    ABSTAIN
1. Election of                       2. Proposal to adopt                                       3. In their discretion, the
   Directors        / /      / /        1994 Incentive Plan.     / /         / /        / /        Proxies are authorized to vote
   (See Reverse)                                                                                   upon such other business as may
                                                                                                   properly come before the
                                                                                                   meeting.
For, except vote withheld from the following nominee(s):

- -----------------------------------

- ----------------------------------------------------------------------------------------------------------------------------------


                                        NOTE: Please date and sign as name
                                              appears hereon.  If shares are
                                              held jointly or by two or more
                                              persons, each shareholder
                                              named should sign.  Executors,
                                              administrators, trustees, etc.
                                              should so indicate when signing.
                                              If the signer is a corporation,
                                              please sign full corporate name
                                              by duly authorized officer. If a
                                              partnership, please sign in
                                              partnership name by authorized
                                              person.

                                           ------------------------------------

                                                                           1994
                                           ------------------------------------
                                             SIGNATURE(S)             DATE

- -------------------------------------------------------------------------------

CLARCOR Inc.                                      PROXY/VOTING INSTRUCTION CARD
- -------------------------------------------------------------------------------
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MARCH 31, 1994.

The undersigned hereby appoints MILTON R. BROWN and FRANK A. FIORENZA, or any one or more of them, acting alone if only one shall be present, or jointly if more than one shall be present, the true and lawful attorneys of the undersigned, with power of substitution, to vote as proxies for the undersigned at the Annual Meeting of Shareholders of CLARCOR Inc. to be held at The University of Illinois College of Medicine at Rockford, 1601 Parkview Ave., Rockford, Illinois 61107, on Thursday, March 31, 1994 at 6:00 P.M., Central Standard Time, and all adjournments thereof, all shares of Common Stock which the undersigned would be entitled to vote and all as fully and with the same effect as the undersigned could do if then personally present.

Receipt is acknowledged of the Company's Annual Report to Shareholders for the fiscal year ended November 30, 1993, and the Notice and Proxy Statement for the above Annual Meeting.

The Company is aware of two matters to be voted upon at this Annual Meeting:
1. the election of directors - the nominees are Messrs. J. Marc Adam, Dudley J. Godfrey, Jr. and Stanton K. Smith, Jr.; and 2. the proposed 1994 Incentive Plan described in the Proxy Statement for this Annual Meeting.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTOR'S RECOMMENDATIONS. IF A CHOICE IS NOT SPECIFIED, THE PROXIES NAMED ABOVE WILL VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS AND FOR THE ADOPTION OF THE 1994 INCENTIVE PLAN. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

                                                                     SEE REVERSE
                                                                         SIDE

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